UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

AllianceBernstein L.P. (the “Adviser”) selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Serv-

ice or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2016. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities.

AB HIGH INCOME FUND •	1

All share classes of the Fund underperformed the blended benchmark in the six-month period, before sales charges, while in the 12-month period all share classes underperformed except Advisor Class, Class I and Class Z shares, which outperformed. Drivers of performance varied across the two timeframes. In the six-month period, currency allocation detracted relative to the blended benchmark, primarily due to underweight positions in the Brazilian real and Malaysian ringgit and an overweight in the US dollar, which more than offset gains from an underweight in the Mexican peso. Sector selection also detracted, as a result of an overweight position in energy—a laggard due to a drop in commodity prices in the period—and an underweight in emerging-market quasi-sovereigns. An overweight in investment-grade corporates contributed during the period. Country positioning weighed on performance mainly due to an underweight in Brazil, a notable outperformer in the period due to market-friendly political developments in the country. Security selection within the energy sector contributed in the six-month period.

During the 12-month period, country allocation detracted from relative returns, as a result of an underweight in Brazil and overweight in the US. Sector selection detracted, due to underweights in emerging-market sovereigns and quasi-sovereigns in addition to an overweight in energy. The Fund’s allocation to US Treasuries contributed. Security selection within technology also weighed on relative performance, while consumer non-cyclical selections were a modest positive. Currency decisions contributed to relative returns, helped by underweights in the Mexican peso, Russian ruble, South African rand and Australian dollar (which suffered as oil prices dropped through most of the 12-month period) and an overweight in the US dollar. In both periods, yield-curve positioning (particularly along the US curve) detracted from relative performance, though gains from the Fund’s shorter-than-benchmark duration offset some of these losses.

During both periods the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to hedge market exposure. Variance swaps and credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk/growth risk. Interest rate swaps and Treasury futures were used to manage duration, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed-

2	• AB HIGH INCOME FUND

and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stopgap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries. Consumer-related sectors were almost universally positive (with the exception of pharmaceuticals), with restaurants, gaming and tobacco performing best. Financial institutions were also generally positive in the period.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The JPM® EMBI Global, the JPM® GBI-EM and the Barclays US Corporate HY 2% Issuer Capped Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Income Fund
Class A	2.98%	0.04%

Class B*	2.55%	-0.83%

Class C	2.57%	-0.78%

Advisor Class†	3.11%	0.33%

Class R†	2.92%	-0.32%

Class K†	2.99%	-0.07%

Class I†	3.14%	0.27%

Class Z†	3.15%	0.27%

Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Barclays US Corporate HY 2% Issuer Capped Index	5.80%	0.16%

JPM EMBI Global	5.56%	4.30%

JPM GBI-EM	9.41%	-2.90%

Barclays US Corporate HY 2% Issuer Capped Index	2.38%	-1.08%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			6.52%
1 Year	0.04%	-4.21%
5 Years	5.40%	4.49%
10 Years	8.34%	7.87%

Class B Shares			5.98%
1 Year	-0.83%	-3.62%
5 Years	4.59%	4.59%
10 Years(a)	7.84%	7.84%

Class C Shares			5.99%
1 Year	-0.78%	-1.71%
5 Years	4.58%	4.58%
10 Years	7.49%	7.49%

Advisor Class Shares†			7.01%
1 Year	0.33%	0.33%
5 Years	5.71%	5.71%
Since Inception‡	8.39%	8.39%

Class R Shares†			6.42%
1 Year	-0.32%	-0.32%
5 Years	5.06%	5.06%
Since Inception‡	7.77%	7.77%

Class K Shares†			6.86%
1 Year	-0.07%	-0.07%
5 Years	5.41%	5.41%
Since Inception‡	8.09%	8.09%

Class I Shares†			7.13%
1 Year	0.27%	0.27%
5 Years	5.76%	5.76%
Since Inception‡	8.43%	8.43%

Class Z Shares†			7.09%
1 Year	0.27%	0.27%
Since Inception‡	3.51%	3.51%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.85%, 1.63%, 1.60%, 0.60%, 1.27%, 0.94%, 0.54% and 0.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.38%
5 Years	4.16%
10 Years	7.56%

Class B Shares
1 Year	-5.76%
5 Years	4.29%
10 Years(a)	7.52%

Class C Shares
1 Year	-3.79%
5 Years	4.28%
10 Years	7.18%

Advisor Class Shares†
1 Year	-1.92%
5 Years	5.39%
Since Inception‡	8.05%

Class R Shares†
1 Year	-2.55%
5 Years	4.77%
Since Inception‡	7.43%

Class K Shares†
1 Year	-2.22%
5 Years	5.09%
Since Inception‡	7.76%

Class I Shares†
1 Year	-1.87%
5 Years	5.44%
Since Inception‡	8.09%

Class Z Shares†
1 Year	-1.86%
Since Inception‡	2.29%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB HIGH INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.80	$4.44	0.88%
Hypothetical**	$1,000	$1,020.49	$4.42	0.88%
Class B
Actual	$1,000	$1,025.50	$8.31	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Class C
Actual	$1,000	$1,025.70	$8.06	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Advisor Class
Actual	$1,000	$1,031.10	$3.03	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class R
Actual	$1,000	$1,029.20	$6.21	1.23%
Hypothetical**	$1,000	$1,018.75	$6.17	1.23%
Class K
Actual	$1,000	$1,029.90	$4.29	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Class I
Actual	$1,000	$1,031.40	$2.73	0.54%
Hypothetical**	$1,000	$1,022.18	$2.72	0.54%
Class Z
Actual	$1,000	$1,031.50	$2.63	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB HIGH INCOME FUND •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,658.2

*	All data are as of April 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Governments—Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments—Municipal Bonds, Local Governments—Regional Bonds, Options Purchased—Calls, Options Purchased—Puts, Quasi-Sovereigns and Warrants.

10	• AB HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

*	All data are as of April 30, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Angola, Argentina, Australia, Barbados, Bermuda, Cameroon, Cayman Islands, Chile, Colombia, Croatia, Denmark, El Salvador, Gabon, Germany, Ghana, Guatemala, Hong Kong, India, Indonesia, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Macau, New Zealand, Norway, Pakistan, Peru, Portugal, Romania, Russia, Serbia, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Ukraine, United Arab Emirates, Venezuela and Zambia.

AB HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 46.0%
Industrial – 38.7%
Basic – 2.5%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	7,490	$6,179,250
Aleris International, Inc. 7.875%, 11/01/20		4,671	4,145,513
Anglo American Capital PLC 4.125%, 4/15/21(a)		780	718,325
4.875%, 5/14/25(a)		2,750	2,510,200
ArcelorMittal 6.125%, 6/01/18		3,105	3,219,512
6.125%, 6/01/25(b)		5,902	5,769,205
8.00%, 10/15/39		4,776	4,441,680
Ashland, Inc. 4.75%, 8/15/22		1,800	1,810,350
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(a)		6,486	6,080,625
Commercial Metals Co. 4.875%, 5/15/23		3,249	2,956,590
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		18,654	17,628,030
Constellium NV 5.75%, 5/15/24(a)		9,890	7,491,675
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.125%, 6/15/19		1,298	1,246,080
6.50%, 11/15/20		3,362	3,177,090
6.625%, 5/01/21		649	612,494
6.75%, 2/01/22		1,566	1,413,628
Freeport-McMoRan, Inc. 4.55%, 11/14/24		3,545	2,982,231
5.40%, 11/14/34		3,333	2,549,412
5.45%, 3/15/43		8,300	6,225,000
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	5,160	5,768,132
INEOS Group Holdings SA 5.75%, 2/15/19(a)		1,266	1,487,686
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17	U.S.$	10,497	9,670,361
Lundin Mining Corp. 7.50%, 11/01/20(a)		2,459	2,483,590
7.875%, 11/01/22(a)		4,001	4,051,013
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(c)(d)		16,121	806,050
Momentive Performance Materials, Inc. 3.88%, 10/24/21		13,331	10,198,215
8.875%, 10/15/20(e)(f)(g)		13,331	– 0	–^

12	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novacap International SAS 4.749% (EURIBOR 3 Month + 5.00%), 5/01/19(a)(h)	EUR	1,388	$1,589,488
Novelis, Inc. 8.75%, 12/15/20	U.S.$	8,920	9,209,900
Peabody Energy Corp. 6.00%, 11/15/18(c)		22,132	2,224,266
PQ Corp. 6.75%, 11/15/22(a)		4,402	4,539,563
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		4,234	4,435,115
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,271,505
SPCM SA 6.00%, 1/15/22(a)		1,298	1,323,960
Steel Dynamics, Inc. 5.125%, 10/01/21		1,007	1,029,658
6.125%, 8/15/19		800	829,000
6.375%, 8/15/22		4,749	4,998,322
Teck Resources Ltd. 2.50%, 2/01/18		210	199,500
3.75%, 2/01/23		3,605	2,775,850
5.40%, 2/01/43		1,350	958,500
6.125%, 10/01/35		5,000	3,700,000
6.25%, 7/15/41		1,323	998,865
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		13,205	5,215,975
9.75%, 12/01/17		5,195	4,980,706

			165,902,110

Capital Goods – 3.1%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	2,708,493
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		3,425	3,587,687
Apex Tool Group LLC 7.00%, 2/01/21(a)		7,065	6,358,500
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(i)		2,214	2,279,941
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)	EUR	2,758	3,315,919
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)	U.S.$	15,575	15,341,375
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		2,075	2,158,000

AB HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Berry Plastics Corp. 5.125%, 7/15/23	U.S.$	2,843	$2,871,430
5.50%, 5/15/22		1,590	1,640,681
6.00%, 10/15/22(a)		1,320	1,379,400
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		5,247	5,233,882
Bombardier, Inc. 5.75%, 3/15/22(a)		4,685	4,075,950
6.00%, 10/15/22(a)		2,130	1,811,565
6.125%, 1/15/23(a)		1,557	1,354,590
7.50%, 3/15/25(a)		5,381	4,815,995
7.75%, 3/15/20(a)		2,558	2,526,025
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,442,628
5.25%, 8/01/20		800	823,000
CNH Industrial Capital LLC 3.25%, 2/01/17		1,425	1,426,781
EnPro Industries, Inc. 5.875%, 9/15/22		5,800	6,046,500
Gardner Denver, Inc. 6.875%, 8/15/21(a)		9,233	7,894,215
GCL Holdings SCA 9.375%, 4/15/18(a)	EUR	1,174	1,377,977
GFL Environmental, Inc. 7.875%, 4/01/20(a)	U.S.$	1,770	1,796,550
9.875%, 2/01/21(a)		10,860	11,457,300
HD Supply, Inc. 7.50%, 7/15/20		10,438	11,077,327
KLX, Inc. 5.875%, 12/01/22(a)		8,850	8,905,312
Masco Corp. 5.95%, 3/15/22		2,800	3,139,500
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		3,458	3,470,968
Pactiv LLC 7.95%, 12/15/25		6,261	6,073,170
8.375%, 4/15/27		1,194	1,158,180
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		2,949	2,993,235
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,282	2,634,953
Rexel SA 5.25%, 6/15/20(a)	U.S.$	6,432	6,641,040
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		520	529,750

14	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.875%, 8/15/19	U.S.$	4,653	$4,815,855
9.875%, 8/15/19		3,200	3,308,000
Sealed Air Corp. 6.875%, 7/15/33(a)		14,904	15,760,980
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	3,835	4,709,634
Standard Industries, Inc./NJ 6.00%, 10/15/25(a)	U.S.$	5,285	5,687,981
Terex Corp. 6.00%, 5/15/21		643	636,570
Textron Financial Corp. 6.00%, 2/15/67(a)		125	87,500
TransDigm, Inc. 6.00%, 7/15/22		7,000	7,085,400
6.50%, 7/15/24		3,170	3,193,775
United Rentals North America, Inc. Zero Coupon, 9/15/26		4,150	4,150,000
5.50%, 7/15/25		2,383	2,369,808
5.75%, 11/15/24		6,833	6,926,954
7.625%, 4/15/22		4,820	5,145,350

			206,225,626

Communications - Media – 4.9%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		2,747	2,891,218
6.125%, 9/15/23(a)		2	2,178
Altice Financing SA 6.625%, 2/15/23(a)		17,047	16,961,765
7.50%, 5/15/26(a)		8,683	8,693,854
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,518	10,283,773
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(a)	U.S.$	732	749,385
5.50%, 5/01/26(a)		3,101	3,163,020
5.75%, 1/15/24		500	524,375
5.875%, 4/01/24-5/01/27(a)		5,541	5,705,153
6.50%, 4/30/21		690	714,012
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		15,318	14,437,215
7.75%, 7/15/25(a)		5,014	5,089,210
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,230	2,163,100
Series B 6.50%, 11/15/22		6,270	6,301,350
CSC Holdings LLC 6.75%, 11/15/21		8,000	8,255,000

AB HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.00%, 3/15/23	U.S.$	2,925	$2,676,375
5.875%, 11/15/24		11,172	10,484,922
6.75%, 6/01/21		1,500	1,545,315
7.875%, 9/01/19		520	573,300
Hughes Satellite Systems Corp. 7.625%, 6/15/21		9,325	10,374,062
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	6,241,610
9.00%, 12/15/19-3/01/21		5,922	4,500,990
10.00%, 1/15/18		4,635	1,830,825
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(i)		2,710	738,434
Intelsat Jackson Holdings SA 5.50%, 8/01/23		7,443	4,703,046
8.00%, 2/15/24(a)		4,817	4,985,595
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	3,158	3,965,018
Liberty Interactive LLC 3.75%, 2/15/30(j)	U.S.$	2,238	1,247,517
McClatchy Co. (The) 9.00%, 12/15/22		5,524	5,303,040
Mcgraw-Hill Global Ed 7.875%, 5/15/24(a)		5,465	5,465,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		11,161	11,579,537
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,010,838
Neptune Finco Corp. 10.125%, 1/15/23(a)		3,053	3,358,300
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		6,331	6,631,722
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		2,709	2,763,180
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		2,935	3,030,387
5.875%, 3/15/25		2,925	3,056,625
Quebecor Media, Inc. 5.75%, 1/15/23		2,000	2,070,000
Radio One, Inc. 7.375%, 4 /15/22(a)		7,700	6,997,375
9.25%, 2/15/20(a)		9,972	8,027,460
Sinclair Television Group, Inc. 5.375%, 4/01/21		7,468	7,748,050
5.625%, 8/01/24(a)		7,000	7,192,500
6.125%, 10/01/22		2,204	2,352,770
6.375%, 11/01/21		3,500	3,701,250

16	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sirius XM Radio, Inc. 6.00%, 7/15/24(a)	U.S.$	6,057	$6,390,741
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,540	1,568,875
TEGNA, Inc. 4.875%, 9/15/21(a)		1,071	1,092,420
5.50%, 9/15/24(a)		719	742,368
6.375%, 10/15/23		3,966	4,283,280
Time, Inc. 5.75%, 4/15/22(a)		7,772	7,404,229
Townsquare Media, Inc. 6.50%, 4/01/23(a)		5,674	5,475,410
Unitymedia GmbH 6.125%, 1/15/25(a)		2,953	3,041,590
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	2,430	2,971,401
5.50%, 1/15/23(a)	U.S.$	8,392	8,696,210
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		11,849	11,825,179
6.75%, 9/15/22(a)		3,335	3,535,100
8.50%, 5/15/21(a)		4,450	4,644,687
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		5,668	5,767,190
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		426	450,178
Virgin Media Finance PLC 4.875%, 2/15/22		8,905	7,602,644
5.25%, 2/15/22		941	818,670
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	2,070	2,986,773
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(i)	U.S.$	4,813	4,861,403
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		12,920	12,952,300
13.375%, 10/15/19		2,375	2,375,000
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		6,178	6,116,220

			325,691,519

Communications -Telecommunications – 3.8%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	12,330	14,365,540
CenturyLink, Inc. Series V 5.625%, 4/01/20	U.S.$	2,500	2,568,750

AB HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series W 6.75%, 12/01/23	U.S.$	1,850	$1,822,250
Cincinnati Bell, Inc. 8.375%, 10/15/20		1,600	1,640,000
Columbus International, Inc. 7.375%, 3/30/21(a)		18,972	20,152,058
CommScope Technologies Finance LLC 6.00%, 6/15/25(a)		3,182	3,261,550
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		7,539	7,520,152
8.25%, 10/15/23		15,715	14,889,962
Embarq Corp. 7.995%, 6/01/36		12,200	12,200,000
Frontier Communications Corp. 6.25%, 9/15/21		5,502	5,116,860
7.125%, 1/15/23		100	88,500
7.625%, 4/15/24		10,222	9,074,069
7.875%, 1/15/27		4,058	3,327,560
9.00%, 8/15/31		4,350	3,735,562
10.50%, 9/15/22(a)		22	22,635
11.00%, 9/15/25(a)		1,772	1,789,720
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	15,590,780
Level 3 Financing, Inc. 5.375%, 1/15/24(a)	U.S.$	2,601	2,640,015
6.125%, 1/15/21		2,690	2,817,775
Millicom International Cellular SA 6.00%, 3/15/25(a)		2,963	2,837,073
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	622	739,107
5.625%, 5/15/24(a)		1,981	2,358,080
6.00%, 5/15/22(a)	U.S.$	5,028	5,034,536
7.375%, 5/01/26(a)		7,187	7,294,805
Sable International Finance Ltd. 6.875%, 8/01/22(a)		2,219	2,277,249
SBA Communications Corp. 5.625%, 10/01/19		3,846	3,990,225
SBA Telecommunications, Inc. 5.75%, 7/15/20		2,174	2,244,655
Sprint Capital Corp. 6.875%, 11/15/28		37	27,473
8.75%, 3/15/32		5,865	4,662,675
Sprint Communications, Inc. 6.00%, 11/15/22		1,925	1,415,857
Sprint Corp. 7.125%, 6/15/24		8,710	6,532,500
7.625%, 2/15/25		4,820	3,633,075
7.875%, 9/15/23		2,752	2,146,560

18	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 6.00%, 3/01/23	U.S.$	3,547	$3,724,350
6.125%, 1/15/22		1,460	1,535,745
6.50%, 1/15/26		1,686	1,787,160
6.542%, 4/28/20		967	997,219
6.625%, 11/15/20		1,488	1,540,080
6.731%, 4/28/22		607	638,868
6.836%, 4/28/23		4,673	4,982,586
Telecom Italia Capital SA 7.20%, 7/18/36		7,680	8,025,600
7.721%, 6/04/38		4,700	5,029,000
Telecom Italia SpA/Milano 5.303%, 5/30/24(a)		5,639	5,894,165
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,095,640
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		5,894	5,625,823
7.375%, 4/23/21(a)		11,197	9,965,330
Windstream Services LLC 6.375%, 8/01/23		12,858	9,804,225
7.75%, 10/01/21		2,780	2,356,050
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		6,199	6,369,472
6.375%, 5/15/25		3,000	3,120,000
6.375%, 5/15/25(a)		5,198	5,405,920

			249,714,841

Consumer Cyclical - Automotive – 1.7%
Affinia Group, Inc. 7.75%, 5/01/21		7,248	7,483,560
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)		15,162	13,039,320
Dana Holding Corp. 6.00%, 9/15/23		3,683	3,719,830
6.75%, 2/15/21		638	660,330
Exide Technologies Series AI 7.00%, 4/30/25(e)(i)(j)(k)		17,130	12,248,287
11.00%, 4/30/20(f)(i)		22,338	18,428,825
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	710	683,818
6.00%, 7/15/22(a)	U.S.$	12,655	11,009,850
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	740,250
8.75%, 8/15/20		2,829	3,352,365
Meritor, Inc. 6.25%, 2/15/24		2,087	1,862,648
6.75%, 6/15/21		4,325	4,087,125

AB HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Navistar International Corp. 8.25%, 11/01/21	U.S.$	12,802	$9,153,430
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)(i)		4,484	4,879,153
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(i)		2,200	2,266,000
6.875%, 8/15/18(a)(i)	EUR	3,174	3,752,506
Titan International, Inc. 6.875%, 10/01/20(b)	U.S.$	7,045	6,093,925
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		6,260	6,346,075

			109,807,297

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 5.75%, 6/15/25		6,515	6,677,875
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(i)		7,910	7,652,880
Carlson Wagonlit BV 6.875%, 6/15/19(a)		6,104	6,348,160
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		2,963	2,918,555
Pinnacle Entertainment, Inc./Old 8.75%, 5/15/20		271	279,537
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		7,694	7,851,532
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,080,000
7.50%, 10/15/27		3,000	3,457,500

			36,266,039

Consumer Cyclical - Other – 3.2%
Beazer Homes USA, Inc. 5.75%, 6/15/19		13,055	12,108,512
7.50%, 9/15/21		3,353	2,917,110
Boyd Gaming Corp. 6.375%, 4/01/26(a)		2,187	2,236,208
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(c)		1,935	793,350
11.25%, 6/01/17(c)		1,350	1,208,250
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,484,500
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		5,320	4,628,400

20	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CalAtlantic Group, Inc. 6.625%, 5/01/20	U.S.$	7,280	$8,044,400
8.375%, 5/15/18		3,250	3,607,500
10.75%, 9/15/16		1,667	1,717,010
Cirsa Funding Luxembourg 5.75%, 5/15/21	EUR	2,058	2,393,840
DR Horton, Inc. 4.75%, 5/15/17	U.S.$	2,000	2,055,000
Eldorado Resorts, Inc. 7.00%, 8/01/23		4,493	4,683,953
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		2,300	2,397,750
International Game Technology PLC 6.25%, 2/15/22(a)		12,305	12,522,798
6.50%, 2/15/25(a)		10,375	10,504,687
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		266	277,305
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	8,623,300
7.25%, 10/15/20(a)		1,741	1,554,678
KB Home 4.75%, 5/15/19		3,513	3,530,565
7.00%, 12/15/21		6,306	6,432,120
7.25%, 6/15/18		1,000	1,067,500
7.50%, 9/15/22		2,741	2,798,287
9.10%, 9/15/17		1,300	1,397,500
Lennar Corp. 4.50%, 6/15/19		1,690	1,748,094
6.95%, 6/01/18		2,780	2,995,450
MCE Finance Ltd. 5.00%, 2/15/21(a)		1,559	1,504,435
MDC Holdings, Inc. 5.50%, 1/15/24		848	822,560
6.00%, 1/15/43		17,203	13,160,295
Meritage Homes Corp. 6.00%, 6/01/25		4,696	4,789,920
7.00%, 4/01/22		7,207	7,729,507
7.15%, 4/15/20		2,500	2,662,500
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc. 5.625%, 5/01/24(a)		1,756	1,830,630
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,833,090
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(i)		7,858	5,500,763
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		4,736	4,730,080

AB HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PulteGroup, Inc. 6.00%, 2/15/35	U.S.$	932	$904,040
6.375%, 5/15/33		1,615	1,639,225
7.875%, 6/15/32		7,600	8,512,000
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	2,104,829
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	6,743	6,793,573
6.125%, 4/01/25(a)		4,677	4,712,078
Studio City Finance Ltd. 8.50%, 12/01/20(a)(b)		6,480	6,512,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		11,952	11,653,200
5.875%, 4/15/23(a)		4,950	4,937,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		4,515	4,320,291
Wynn Macau Ltd. 5.25%, 10/15/21(a)		8,100	7,755,750

			213,136,858

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		10,455	10,794,788
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	751	1,100,014
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		2,879	4,265,653
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)		2,206	3,226,520

			19,386,975

Consumer Cyclical - Retailers – 2.2%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	8,983	8,062,242
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		10,341	10,573,672
Asbury Automotive Group, Inc. 6.00%, 12/15/24		1,507	1,555,978
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	4,319	5,947,841
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	7,214	7,268,105
Dollar Tree, Inc. 5.75%, 3/01/23(a)		10,697	11,422,257
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	6,912	8,438,927

22	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	2,143	$2,121,570
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	917,665
7.40%, 4/01/37		4,492	3,571,140
L Brands, Inc. 6.875%, 11/01/35		11,730	12,903,000
6.90%, 7/15/17		2,401	2,551,063
6.95%, 3/01/33		3,500	3,605,000
Levi Strauss & Co. 5.00%, 5/01/25		7,819	7,916,738
Murphy Oil USA, Inc. 6.00%, 8/15/23		3,166	3,310,433
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(i)		14,099	11,702,170
New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	1,404	1,989,911
Party City Holdings, Inc. 6.125%, 8/15/23(a)(b)	U.S.$	2,904	3,035,551
Rite Aid Corp. 6.125%, 4/01/23(a)		11,515	12,270,729
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		2,086	2,226,805
5.75%, 6/01/22		5,376	5,631,360
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		9,414	9,884,700
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,908,235
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,076,461

			147,891,553

Consumer Non-Cyclical – 7.1%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		5,730	5,858,925
6.50%, 3/01/24(a)		1,189	1,254,395
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		11,200	10,752,000
Alere, Inc. 6.375%, 7/01/23(a)		1,482	1,511,640
7.25%, 7/01/18		3,046	3,114,535
Amsurg Corp. 5.625%, 7/15/22		5,163	5,298,529
Aramark Services, Inc. 5.125%, 1/15/24		1,484	1,569,330
5.75%, 3/15/20		2,684	2,771,230
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(i)		11,551	8,663,250
9.25%, 2/15/19(a)		6,688	6,470,640

AB HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boparan Finance PLC 5.25%, 7/15/19(a)(b)	GBP	5,799	$8,316,454
5.50%, 7/15/21(a)		9,185	12,615,423
Care UK Health & Social Care PLC 5.588% (LIBOR 3 Month + 5.00%), 7/15/19(a)(h)		1,357	1,685,363
8.088% (LIBOR 3 Month + 7.50%), 1/15/20(a)(h)		2,000	2,454,732
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	4,950	5,866,377
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)		1,000	1,178,142
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(b)	U.S.$	13,266	12,005,730
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		1,245	1,154,738
9.50%, 10/21/22(a)		4,800	4,869,000
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		10,922	10,922,000
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	514	617,666
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	3,100	3,038,000
Endo Finance LLC/Endo Finco, Inc. 7.75%, 1/15/22(a)		3,035	3,141,225
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(a)		17,068	16,406,961
Envision Healthcare Corp. 5.125%, 7/01/22(a)		8,481	8,629,417
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		16,738	15,942,945
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4,512	6,493,818
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22	U.S.$	4,914	5,061,420
HCA, Inc. 4.25%, 10/15/19		3,274	3,404,960
5.375%, 2/01/25		441	450,923
5.875%, 3/15/22-2/15/26		7,379	7,790,463
HealthSouth Corp. 7.75%, 9/15/22		176	183,040
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		1,473	1,526,396
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	7,905,222
Horizon Pharma Financing, Inc. 6.625%, 5/01/23(a)(b)	U.S.$	9,168	8,342,880

24	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HRG Group, Inc. 7.875%, 7/15/19	U.S.$	14,003	$14,773,165
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		21,284	20,326,220
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,145	3,097,810
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)	U.S.$	1,622	1,753,788
10.50%, 11/01/18		19,074	19,277,138
LifePoint Health, Inc. 5.875%, 12/01/23		7,809	8,179,927
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		11,782	10,633,255
5.625%, 10/15/23(a)		1,441	1,350,938
5.75%, 8/01/22(a)		54	50,963
Manitowoc Foodservice, Inc. 9.50%, 2/15/24(a)		3,546	3,918,330
MEDNAX, Inc. 5.25%, 12/01/23(a)		2,302	2,382,570
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		6,322	6,601,180
NBTY, Inc. 7.625%, 5/15/21(a)		11,758	12,022,555
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, 1/15/24(a)		2,141	2,264,108
Post Holdings, Inc.
6.00%, 12/15/22(a)		2,096	2,152,330
7.375%, 2/15/22		11,735	12,365,756
Quorum Health Corp. 11.625%, 4/15/23(a)		6,200	6,076,000
R&R Ice Cream PLC
5.50%, 5/15/20(a)	GBP	4,939	7,397,035
8.25%, 5/15/20(a)	AUD	3,910	3,065,856
R&R PIK PLC 9.25%, 5/15/18(a)(i)	EUR	4,332	5,006,984
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	1,568	1,615,040
RSI Home Products, Inc. 6.50%, 3/15/23(a)		12,063	12,575,677
Smithfield Foods, Inc.
5.25%, 8/01/18(a)		3,549	3,606,671
5.875%, 8/01/21(a)		5,820	6,067,350
6.625%, 8/15/22		1,516	1,603,170
Spectrum Brands, Inc.
6.125%, 12/15/24		2,311	2,469,881
6.375%, 11/15/20		2,586	2,728,928

AB HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.625%, 11/15/22	U.S.$	2,624	$2,833,920
Sun Products Corp. (The) 7.75%, 3/15/21(a)		18,291	17,239,267
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		2,748	2,782,350
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	9,492	11,547,028
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)		2,619	3,102,347
TeamSystem Holding SpA 7.375%, 5/15/20(a)		5,692	6,752,911
Tenet Healthcare Corp.
6.75%, 6/15/23	U.S.$	7,888	7,789,400
6.875%, 11/15/31		16,407	13,453,740
8.125%, 4/01/22		4,631	4,804,663
Valeant Pharmaceuticals International, Inc.
5.50%, 3/01/23(a)		1,466	1,246,100
5.875%, 5/15/23(a)		2,975	2,491,563
6.125%, 4/15/25(a)		13,988	11,645,010
6.75%, 8/15/21(a)		2,100	1,848,000
7.25%, 7/15/22(a)		5,402	4,767,265
Vizient, Inc. 10.375%, 3/01/24(a)		2,066	2,231,280
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	6,822,474

			471,987,712

Energy – 4.5%
Antero Resources Corp.
5.625%, 6/01/23	U.S.$	2,422	2,349,340
6.00%, 12/01/20		16	16,033
Berry Petroleum Co. LLC 6.375%, 9/15/22		18,405	4,693,275
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		4,006	280,420
California Resources Corp.
6.00%, 11/15/24		2,229	927,821
8.00%, 12/15/22(a)		5,980	4,111,250
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		1,394	1,400,970
Cenovus Energy, Inc.
3.00%, 8/15/22		495	444,029
3.80%, 9/15/23		280	252,491
4.45%, 9/15/42		4,289	3,321,123
6.75%, 11/15/39		373	362,221
Chaparral Energy, Inc.
7.625%, 11/15/22(c)(k)		9,723	2,916,900
8.25%, 9/01/21(c)(k)		2,000	600,000

26	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHC Helicopter SA 9.25%, 10/15/20	U.S.$	31,420	$13,981,855
9.375%, 6/01/21		1,253	81,458
Chesapeake Energy Corp.
3.878% (LIBOR 3 Month + 3.25%), 4/15/19(h)		6,896	4,447,920
4.875%, 4/15/22		4,915	2,752,400
6.125%, 2/15/21		4,834	2,864,145
7.25%, 12/15/18		411	310,305
Cobalt International Energy, Inc. 2.625%, 12/01/19(j)		4,083	2,054,259
Continental Resources, Inc./OK
3.80%, 6/01/24		517	440,743
4.50%, 4/15/23		1,200	1,071,750
4.90%, 6/01/44		4,722	3,801,210
5.00%, 9/15/22		3,971	3,707,921
DCP Midstream Operating LP
2.70%, 4/01/19		2,670	2,504,738
3.875%, 3/15/23		4,357	3,845,053
5.60%, 4/01/44		10,432	8,397,760
Denbury Resources, Inc.
4.625%, 7/15/23		2,703	1,588,013
5.50%, 5/01/22		1,295	832,038
Diamond Offshore Drilling, Inc.
4.875%, 11/01/43		1,795	1,299,027
5.70%, 10/15/39		2,642	2,045,151
Energy Transfer Equity LP
5.875%, 1/15/24		8,866	8,289,710
7.50%, 10/15/20		6,077	6,122,577
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19(c)		3,500	140,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		1,899	1,091,925
7.75%, 9/01/22		1,866	1,082,280
9.375%, 5/01/20		17,688	11,530,453
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	13,482,440
Golden Energy Offshore Services AS 5.00%, 12/31/17(d)	NOK	33,602	1,126,780
Halcon Resources Corp. 13.00%, 2/15/22(a)	U.S.$	1,003	320,960
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		2,366	2,229,955
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	3,967,740
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	3,181,250

AB HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.875%, 4/01/20	U.S.$	4,695	$3,040,013
Laredo Petroleum, Inc. 5.625%, 1/15/22(b)		1,777	1,634,840
7.375%, 5/01/22(b)		5,638	5,525,240
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		2,788	285,770
6.50%, 9/15/21		655	57,313
8.625%, 4/15/20		4,190	419,000
Noble Holding International Ltd. 3.95%, 3/15/22		2,277	1,736,213
7.95%, 4/01/45		1,452	1,045,440
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,075	2,490,750
Oasis Petroleum, Inc. 6.50%, 11/01/21		646	591,090
6.875%, 3/15/22-1/15/23		10,365	9,255,212
Pacific Drilling SA 5.375%, 6/01/20(a)		12,449	3,772,047
Paragon Offshore PLC 6.75%, 7/15/22(a)(c)		17,781	4,845,322
7.25%, 8/15/24(a)(c)		6,607	1,750,855
PHI, Inc. 5.25%, 3/15/19		7,518	6,930,694
Precision Drilling Corp. 6.50%, 12/15/21		1,870	1,608,200
QEP Resources, Inc. 5.25%, 5/01/23		4,710	4,427,400
5.375%, 10/01/22		1,061	1,005,298
6.875%, 3/01/21		3,871	3,832,290
Range Resources Corp. 5.00%, 3/15/23		5,789	5,340,352
Sabine Pass Liquefaction LLC 5.625%, 3/01/25		3,313	3,230,175
5.75%, 5/15/24		7,426	7,184,655
6.25%, 3/15/22		3,000	3,037,500
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,074,333
Sanchez Energy Corp. 6.125%, 1/15/23		5,546	4,145,635
SandRidge Energy, Inc. 7.50%, 2/15/23		1,970	120,663
8.125%, 10/15/22		3,164	189,840
Seitel, Inc. 9.50%, 4/15/19		2,574	1,737,450
SM Energy Co. 5.00%, 1/15/24		2,390	1,989,675
5.625%, 6/01/25		3,563	2,992,920
6.50%, 1/01/23		2,737	2,504,355

28	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Star Central Corp. 5.125%, 7/15/22(a)	U.S.$	6,100	$5,810,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23		4,946	4,748,160
6.375%, 8/01/22		2,736	2,763,360
6.875%, 2/01/21		3,250	3,323,125
Tervita Corp. 8.00%, 11/15/18(a)		12,243	10,559,587
9.75%, 11/01/19(a)		4,592	861,000
10.875%, 2/15/18(a)		22,235	4,169,062
Transocean, Inc. 4.30%, 10/15/22		2,466	1,701,540
6.50%, 11/15/20		486	400,649
6.80%, 3/15/38		13,720	8,403,500
7.50%, 4/15/31		1,800	1,152,000
Vantage Drilling International 7.125%, 4/01/23(e)(g)(k)		8,325	– 0	–^
7.50%, 11/01/19(e)(g)(k)		8,860	– 0	–^
10.00%, 12/31/20(k)		952	932,960
Weatherford International Ltd./Bermuda 5.95%, 4/15/42		2,757	2,040,180
6.50%, 8/01/36		2,944	2,274,240
6.75%, 9/15/40		1,826	1,387,760
7.00%, 3/15/38		4,190	3,289,150
Whiting Petroleum Corp. 1.25%, 4/01/20(a)(j)		2,925	2,208,375
5.00%, 3/15/19		1,768	1,564,680
5.75%, 3/15/21		5,080	4,229,100
6.25%, 4/01/23		1,766	1,470,195
Series D
6.25%, 4/01/23(j)		4,784	5,471,700
WPX Energy, Inc. 5.25%, 9/15/24		7,377	6,211,434
8.25%, 8/01/23		1,315	1,236,100

			296,276,336

Other Industrial – 1.0%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		7,510	6,064,325
9.00%, 10/15/18(a)	EUR	1,810	1,626,944
B456 Systems, Inc. 3.75%, 4/15/16(g)(j)(k)	U.S.$	3,985	39,850
Belden, Inc. 5.25%, 7/15/24(a)		3,975	3,875,625
Briggs & Stratton Corp. 6.875%, 12/15/20		737	801,488
General Cable Corp.
4.50%, 11/15/29(j)(l)		5,909	3,907,326
5.75%, 10/01/22		9,213	8,268,668

AB HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Laureate Education, Inc. 10.00%, 9/01/19(a)	U.S.$	19,481	$17,630,305
Liberty Tire Recycling LLC 11.00%, 3/31/21(d)(e)(i)		2,171	1,527,372
Modular Space Corp. 10.25%, 1/31/19(a)		6,094	3,138,410
New Enterprise Stone & Lime Co., Inc.
11.00%, 9/01/18		5,748	5,173,200
12.00%, 3/15/18(i)		5,527	5,713,097
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		11,622	11,622,000

			69,388,610

Services – 0.5%
APX Group, Inc.
6.375%, 12/01/19		3,291	3,291,000
8.75%, 12/01/20		3,758	3,523,125
Geo Debt Finance SCA 7.50%, 8/01/18(a)	EUR	1,635	1,806,631
IHS, Inc. 5.00%, 11/01/22	U.S.$	3,524	3,682,580
Mobile Mini, Inc. 7.875%, 12/01/20		2,320	2,412,800
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		15,981	16,580,288
Service Corp. International/US 7.50%, 4/01/27		1,575	1,850,625

			33,147,049

Technology – 2.3%
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	10,405,110
Avaya, Inc. 7.00%, 4/01/19(a)		11,841	7,548,637
10.50%, 3/01/21(a)		10,941	2,407,020
Blackboard, Inc. 7.75%, 11/15/19(a)		2,129	1,703,200
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		6,701	4,958,740
BMC Software, Inc. 7.25%, 6/01/18		337	299,930
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		4,154	4,254,194
5.50%, 12/01/24		3,786	3,984,765
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		7,458	7,458,000
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,108,650

30	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CPI International, Inc. 8.75%, 2/15/18	U.S.$	6,323	$6,196,540
Dell, Inc. 6.50%, 4/15/38		8,083	6,425,985
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		6,119	6,119,673
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(a)		9,170	9,101,225
First Data Corp. 6.75%, 11/01/20(a)		1,058	1,113,545
7.00%, 12/01/23(a)		6,785	6,971,587
Goodman Networks, Inc. 12.125%, 7/01/18		8,670	4,204,950
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(i)		6,671	5,620,318
Infor US, Inc. 6.50%, 5/15/22		12,910	11,916,059
Iron Mountain, Inc. 5.75%, 8/15/24		3,155	3,241,763
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(a)		5,769	4,647,690
5.50%, 2/01/25		14,490	11,736,900
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,810,065
Open Text Corp. 5.625%, 1/15/23(a)		2,491	2,553,275
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		1,648	1,668,600
5.375%, 4/15/23(a)		4,041	4,111,718
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		6,161	6,453,648
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	791,010
Western Digital Corp. 10.50%, 4/01/24(a)		10,757	10,461,182

			156,273,979

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		6,910	7,229,588
8.75%, 4/01/20(a)		11,145	12,008,737
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,600	1,673,479

			20,911,804

AB HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)	U.S.$	3,500	$3,211,250
5.50%, 4/01/23(b)		5,480	5,260,800
6.375%, 4/01/24(a)		2,744	2,723,420
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	2,450,747
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	10,987	9,174,145
EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	5,078,452
Europcar Groupe SA 5.75%, 6/15/22(a)(b)		2,550	3,061,842
Hertz Corp. (The)
5.875%, 10/15/20	U.S.$	8,854	8,991,326
7.50%, 10/15/18		1,900	1,931,844
XPO CNW, Inc. 6.70%, 5/01/34		13,854	9,836,340

			51,720,166

			2,573,728,474

Financial Institutions – 5.8%
Banking – 3.5%
Ally Financial, Inc.
4.125%, 3/30/20		505	514,469
8.00%, 11/01/31		6,998	8,428,645
Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(a)(m)	EUR	4,400	4,635,162
Bank of America Corp.
Series AA
6.10%, 3/17/25(m)	U.S.$	7,966	7,941,305
Series X
6.25%, 9/05/24(m)		521	522,954
Series Z
6.50%, 10/23/24(m)		4,009	4,219,472
Bank of Ireland
10.00%, 7/30/16(a)	EUR	1,419	1,655,693
10.00%, 2/12/20(a)(b)		2,270	3,110,362
Barclays Bank PLC
6.86%, 6/15/32(a)(m)	U.S.$	838	961,773
7.625%, 11/21/22		6,508	7,093,720
7.70%, 4/25/18(a)(m)		4,629	4,879,558
7.75%, 4/10/23		11,559	12,278,548
Barclays PLC 8.00%, 12/15/20(m)	EUR	622	710,441
BBVA International Preferred SAU
1.415% (EURIBOR 3 Month + 1.65%), 6/22/16(h)(m)		3,030	3,205,819
4.952%, 9/20/16(a)(b)(m)		8,900	9,767,613

32	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23(m)	U.S.$	14,778	$14,593,275
Series M 6.30%, 5/15/24(m)		7,000	6,860,000
Series T 6.25%, 8/15/26(m)		3,825	3,934,969
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,757,936
Credit Agricole SA 7.589%, 1/30/20(m)	GBP	4,950	7,710,050
8.125%, 12/23/25(a)(m)	U.S.$	5,635	5,847,642
Credit Suisse Group AG 7.50%, 12/11/23(a)(m)		20,008	19,857,940
Danske Bank A/S 5.684%, 2/15/17(m)	GBP	5,500	8,104,634
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	816	946,054
HBOS Capital Funding LP 4.939%, 5/23/16(m)	EUR	3,901	4,466,836
HT1 Funding GmbH 6.352%, 6/30/17(m)		2,700	3,114,822
ING Groep NV 6.00%, 4/16/20(m)	U.S.$	3,967	3,792,333
6.50%, 4/16/25(m)		7,086	6,563,407
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		10,206	9,605,377
5.71%, 1/15/26(a)		5,445	5,291,418
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(b)(m)		3,709	3,996,447
6.657%, 5/21/37(a)(m)		1,801	1,954,085
7.50%, 6/27/24(m)		3,535	3,504,952
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(m)		9,689	9,286,296
Series U 7.64%, 9/30/17(m)		1,200	1,121,400
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		253	267,907
SNS Bank NV 11.25%, 12/31/99(e)(g)(k)	EUR	1,001	– 0	–^
Societe Generale SA 8.00%, 9/29/25(a)(m)	U.S.$	11,901	11,781,990
UBS Group AG 7.00%, 2/19/25(a)(m)		11,235	11,600,137
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,870	1,942,319
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,486,182

AB HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Zions Bancorporation 5.65%, 11/15/23	U.S.$	2,289	$2,297,584
5.80%, 6/15/23(m)		430	410,650

			235,022,176

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(g)		1,600	120,480
Series G 4.80%, 3/13/14(g)(n)		1,800	132,660

			253,140

Finance – 1.1%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(i)		9,489	948,876
Creditcorp 12.00%, 7/15/18(a)		6,205	3,226,600
Enova International, Inc. 9.75%, 6/01/21		12,138	9,103,500
ILFC E-Capital Trust II 4.49%, 12/21/65(a)(o)		1,500	1,230,000
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,466,750
8.25%, 12/15/20		10,200	12,048,750
8.75%, 3/15/17		2,375	2,500,875
Navient Corp. 4.875%, 6/17/19		5,837	5,591,846
5.50%, 1/15/19-1/25/23		2,213	2,176,059
5.875%, 3/25/21		3,619	3,419,955
6.125%, 3/25/24		1,255	1,123,853
7.25%, 1/25/22		1,638	1,613,430
8.00%, 3/25/20		7,546	7,923,300
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		1,492	1,484,540
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		3,759	3,828,729
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		14,675	11,446,500

			70,133,563

Insurance – 0.6%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		3,087	3,156,612
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	709,800
7.625%, 9/24/21		4,725	3,969,000

34	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HUB International Ltd. 7.875%, 10/01/21(a)	U.S.$	4,413	$4,324,740
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	16,124,207
USI, Inc./NY 7.75%, 1/15/21(a)		5,378	5,378,000
Wayne Merger Sub LLC 8.25%, 8/01/23(a)		9,105	9,059,475

			42,721,834

Other Finance – 0.5%
CNG Holdings, Inc. 9.375%, 5/15/20(a)		5,987	2,664,215
iPayment, Inc. 9.50%, 12/15/19(a)		2,809	2,900,670
Series AI 9.50%, 12/15/19		7,558	7,804,018
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	8,940	10,966,115
7.375%, 4/15/21(a)	U.S.$	1,619	1,722,211
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		4,591	3,121,880
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,281	2,912,400

			32,091,509

REITS – 0.1%
FelCor Lodging LP 5.625%, 3/01/23		7,213	7,411,358

			387,633,580

Utility – 1.4%
Electric – 1.4%
AES Corp./VA 4.875%, 5/15/23		1,500	1,477,500
5.50%, 3/15/24		3,250	3,290,625
Calpine Corp. 5.50%, 2/01/24		5,320	5,373,200
5.75%, 1/15/25		10,549	10,654,490
7.875%, 1/15/23(a)		808	862,540
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)		6,556	6,490,440
DPL, Inc. 6.75%, 10/01/19		2,450	2,517,375
7.25%, 10/15/21		4,251	4,505,592
Dynegy, Inc. 7.375%, 11/01/22		7,755	7,660,234
7.625%, 11/01/24		5,105	4,990,138
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,530,826

AB HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	825	$713,625
9.50%, 10/15/18		8,571	6,642,525
NRG Energy, Inc. 6.25%, 7/15/22		1,631	1,598,902
6.625%, 3/15/23		6,831	6,711,457
Series WI 6.25%, 5/01/24		5,556	5,417,100
NRG Yield Operating LLC 5.375%, 8/15/24		4,311	4,052,340
Talen Energy Supply LLC 4.60%, 12/15/21		8,074	6,297,720
Texas Competitive/TCEH 11.50%, 10/01/20(p)		2,679	897,465
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	7,830	9,526,100

			95,210,194

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)	U.S.$	2,349	2,302,020

Total Corporates – Non-Investment Grade (cost $3,266,394,779)			3,058,874,268

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.2%
Risk Share Floating Rate – 6.5%
Bellemeade Re Ltd. Series 2015-1A, Class M2 4.736% (LIBOR 1 Month + 4.30%), 7/25/25(a)(h)		6,730	6,595,400
Series 2016-1A, Class B1 12.43% (LIBOR 1 Month + 12.00%), 4/25/26(h)		2,331	2,330,884
Series 2016-1A, Class M2B 6.933% (LIBOR 1 Month + 6.50%), 4/25/26(h)		21,264	21,264,120
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.589% (LIBOR 1 Month + 7.15%), 7/25/23(h)		8,995	10,452,696
Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(h)		7,100	7,210,610

36	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-DN1, Class M3 4.939% (LIBOR 1 Month + 4.50%), 2/25/24(h)	U.S.$	13,021	$13,451,457
Series 2014-DN2, Class M3 4.039% (LIBOR 1 Month + 3.60%), 4/25/24(h)		5,376	5,244,554
Series 2014-DN3, Class M3 4.439% (LIBOR 1 Month + 4.00%), 8/25/24(h)		10,000	10,059,190
Series 2014-DN4, Class M3 4.989% (LIBOR 1 Month + 4.55%), 10/25/24(h)		1,900	1,957,547
Series 2014-HQ1, Class M3 4.539% (LIBOR 1 Month + 4.10%), 8/25/24(h)		9,416	9,443,805
Series 2014-HQ2, Class M3 4.189% (LIBOR 1 Month + 3.75%), 9/25/24(h)		3,045	2,914,032
Series 2014-HQ3, Class M3 5.189% (LIBOR 1 Month + 4.75%), 10/25/24(h)		9,550	9,772,893
Series 2015-DN1, Class B 11.939% (LIBOR 1 Month + 11.50%), 1/25/25(h)		2,456	2,639,027
Series 2015-DN1, Class M3 4.589% (LIBOR 1 Month + 4.15%), 1/25/25(h)		4,007	4,229,673
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(h)		1,760	1,742,545
Series 2015-DNA2, Class B 7.989% (LIBOR 1 Month + 7.55%), 12/25/27(h)		16,238	15,618,418
Series 2015-DNA3, Class B 9.789% (LIBOR 1 Month + 9.35%), 4/25/28(h)		7,583	7,191,744
Series 2015-DNA3, Class M3 5.139% (LIBOR 1 Month + 4.70%), 4/25/28(h)		3,021	3,043,023
Series 2015-HQ1, Class M3 4.239% (LIBOR 1 Month + 3.80%), 3/25/25(h)		3,380	3,422,258
Series 2015-HQA1, Class B 9.239% (LIBOR 1 Month + 8.80%), 3/25/28(h)		6,168	5,191,377
Series 2015-HQA1, Class M3 5.139% (LIBOR 1 Month + 4.70%), 3/25/28(h)		8,335	8,390,549

AB HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class B 10.933% (LIBOR 1 Month + 10.50%), 5/25/28(h)	U.S.$	7,000	$6,745,873
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(h)		1,740	1,739,635
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(h)		7,042	7,374,435
Series 2016-HQA1, Class B 13.189% (LIBOR 1 Month + 12.75%), 9/25/28(h)		1,000	1,048,557
Series 2016-HQA1, Class M3 6.789% (LIBOR 1 Month + 6.35%), 9/25/28(h)		15,443	16,490,688
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.689% (LIBOR 1 Month + 5.25%), 10/25/23(h)		7,285	7,755,461
Series 2014-C01, Class M2 4.839% (LIBOR 1 Month + 4.40%), 1/25/24(h)		9,535	9,716,223
Series 2014-C02, Class 1M2 3.039% (LIBOR 1 Month + 2.60%), 5/25/24(h)		3,410	3,130,155
Series 2014-C03, Class 1M2 3.439% (LIBOR 1 Month + 3.00%), 7/25/24(h)		11,973	11,335,353
Series 2014-C04, Class 1M2 5.339% (LIBOR 1 Month + 4.90%), 11/25/24(h)		23,605	24,251,371
Series 2014-C04, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 11/25/24(h)		3,828	3,950,538
Series 2015-C01, Class 1M2 4.739% (LIBOR 1 Month + 4.30%), 2/25/25(h)		22,959	23,356,501
Series 2015-C01, Class 2M2 4.989% (LIBOR 1 Month + 4.55%), 2/25/25(h)		8,000	8,120,283
Series 2015-C02, Class 1M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(h)		5,881	5,840,536
Series 2015-C02, Class 2M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(h)		11,991	11,989,097
Series 2015-C03, Class 1M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(h)		9,742	10,010,028

38	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(h)	U.S.$	14,908	$15,321,139
Series 2015-C04, Class 1M2 6.139% (LIBOR 1 Month + 5.70%), 4/25/28(h)		13,295	13,907,579
Series 2015-C04, Class 2M2 5.989% (LIBOR 1 Month + 5.55%), 4/25/28(h)		7,247	7,505,110
Series 2016-C01, Class 1M2 7.189% (LIBOR 1 Month + 6.75%), 8/25/28(h)		11,933	13,093,776
Series 2016-C01, Class 2M2 7.389% (LIBOR 1 Month + 6.95%), 8/25/28(h)		3,870	4,259,754
Series 2016-C02, Class 1B 12.685% (LIBOR 1 Month + 12.25%), 9/25/28(h)		2,900	3,125,460
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(h)		22,977	24,565,593
Series 2016-C03, Class 1B 12.189% (LIBOR 1 Month + 11.75%), 10/25/28(h)		1,296	1,378,090
Series 2016-C03, Class 1M2 5.739% (LIBOR 1 Month + 5.30%), 10/25/28(h)		2,497	2,574,182
Series 2016-C03, Class 2B 13.189% (LIBOR 1 Month + 12.75%), 10/25/28(h)		4,794	5,099,992
Series 2016-C03, Class 2M2 6.339% (LIBOR 1 Month + 5.90%), 10/25/28(h)		22,833	23,734,588
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class B 8.389% (LIBOR 1 Month + 7.95%), 5/25/25(h)		299	293,319
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.939% (LIBOR 1 Month + 5.50%), 10/25/25(a)(h)		7,780	7,848,977
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.939% (LIBOR 1 Month + 5.50%), 11/25/25(d)(h)		3,351	3,283,296

			431,011,391

AB HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 2.4%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35	U.S.$	5,572	$5,423,552
Series 2005-46CB, Class A2 5.50%, 10/25/35		294	272,213
Series 2005-46CB, Class A20 5.50%, 10/25/35		230	213,043
Series 2005-46CB, Class A3 5.50%, 10/25/35		719	665,076
Series 2005-46CB, Class A4 5.25%, 10/25/35		316	288,549
Series 2005-46CB, Class A7 5.50%, 10/25/35		557	515,669
Series 2005-J14, Class A8 5.50%, 12/25/35		4,444	3,922,028
Series 2006-19CB, Class A15 6.00%, 8/25/36		709	636,638
Series 2006-19CB, Class A24 6.00%, 8/25/36		456	414,809
Series 2006-24CB, Class A15 5.75%, 6/25/36		4,933	4,129,629
Series 2006-24CB, Class A16 5.75%, 6/25/36		943	789,557
Series 2006-26CB, Class A6 6.25%, 9/25/36		407	340,720
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,538	1,287,545
Series 2006-2CB, Class A11 6.00%, 3/25/36		1,858	1,572,826
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		4,290	3,529,825
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,785	1,575,315
Series 2006-HY12, Class A5 3.576%, 8/25/36		9,648	9,133,698
Series 2006-J1, Class 1A10 5.50%, 2/25/36		2,433	2,155,918
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,565	1,375,188
Series 2007-13, Class A2 6.00%, 6/25/47		6,092	5,097,678
Series 2007-15CB, Class A19 5.75%, 7/25/37		961	840,697
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,191	1,105,697
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.001%, 4/26/37(a)		3,049	2,545,529

40	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.923%, 5/25/47	U.S.$	1,775	$1,584,418
Series 2007-4, Class 22A1 4.551%, 6/25/47		6,014	5,310,403
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		4,623	3,719,463
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		927	634,237
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		8,994	8,245,201
Series 2006-AR3, Class 1A2A 3.529%, 6/25/36		3,569	3,370,716
Series 2007-AR4, Class 1A1A 5.332%, 3/25/37		1,442	1,280,696
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		2,724	2,364,357
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,017	1,727,825
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		4,423	4,005,343
Series 2007-4, Class 1A39 6.00%, 5/25/37		3,017	2,666,902
Series 2007-HY4, Class 1A1 2.754%, 9/25/47		1,885	1,683,827
Series 2007-HYB2, Class 3A1 2.879%, 2/25/47		2,109	1,883,157
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		637	467,616
Series 2010-13R, Class 1A2 5.50%, 12/26/35(a)		228	214,308
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		3,558	3,471,838
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		3,119	2,670,837
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.706%, 5/25/35		1,275	1,143,824
Series 2006-AA3, Class A1 2.475%, 6/25/36		1,582	1,276,243

AB HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-AA5, Class A1 2.439%, 9/25/36	U.S.$	4,452	$3,420,786
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		2,484	1,904,872
Series 2006-FA3, Class A9 6.00%, 7/25/36		2,054	1,605,716
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 2.787%, 9/25/35		3,740	3,113,696
Series 2006-AR37, Class 2A1 4.269%, 2/25/37		1,581	1,242,420
Series 2007-AR1, Class 2A1 3.001%, 4/25/37		4,766	3,863,583
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2,184	1,959,344
Series 2006-2, Class 6A 6.50%, 2/25/36		2,191	1,770,671
Series 2007-12, Class 3A22 6.00%, 8/25/37		572	506,289
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.47%, 10/25/36		8,437	5,047,398
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)		6,868	6,059,281
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 3.777%, 9/25/35		4,361	3,575,949
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		3,272	2,936,947
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,116	890,173
Series 2007-A1, Class A8 6.00%, 3/25/37		1,426	961,193
Series 2007-A5, Class 2A3 6.00%, 5/25/37		505	422,627
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 2.84%, 9/25/35		2,411	2,219,429
Series 2006-9, Class 4A1 5.036%, 10/25/36		1,796	1,526,418
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.488%, 9/25/36		2,434	1,231,187

42	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-9, Class A4 4.971%, 10/25/36	U.S.$	2,474	$1,309,407
Series 2007-HY3, Class 4A1 2.614%, 3/25/37		4,202	3,942,628
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,060	1,848,212
Wells Fargo Mortgage Backed Securities Trust

Series 2007-10, Class 1A8 6.00%, 7/25/37		2,102	2,087,812
Series 2007-AR7, Class A1 2.776%, 12/28/37		9,021	8,076,872
Series 2007-AR8, Class A1 2.814%, 11/25/37		3,543	3,129,826

			160,205,346

Non-Agency Floating Rate – 0.3%
Alternative Loan Trust Series 2005-82, Class A1 0.709% (LIBOR 1 Month + 0.27%), 2/25/36(h)		860	695,648
Series 2007-7T2, Class A3 1.039% (LIBOR 1 Month + 0.60%), 4/25/37(h)		3,649	1,635,825
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.039% (LIBOR 1 Month + 0.60%), 8/25/37(h)		1,038	773,278
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.689% (LIBOR 1 Month + 0.25%), 4/25/37(h)		2,311	1,033,326
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.689% (LIBOR 1 Month + 0.25%), 2/25/37(h)		3,152	552,928
Series 2007-1, Class 3A2 6.811% (LIBOR 1 Month + 7.25%), 2/25/37(h)(q)		3,152	1,242,178
Lehman XS Trust Series 2007-16N, Class 2A2 1.289% (LIBOR 1 Month + 0.85%), 9/25/47(h)		1,305	1,049,420
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.589% (LIBOR 1 Month + 0.15%), 8/25/36(h)		11,028	5,341,778

AB HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.599% (LIBOR 1 Month + 0.16%), 2/25/37(h)	U.S.$	1,383	$1,133,753
Series 2007-2, Class 1A3 0.769% (LIBOR 1 Month + 0.33%), 5/25/37(h)		1,545	1,307,978
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.877% (12MTA + 1.50%), 8/25/47(h)		3,109	2,532,362
Tryon Park CLO Ltd. Series 2013-1A, Class D 5.028% (LIBOR 3 Month + 4.40%), 7/15/25(a)(h)		2,750	2,191,225
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-AR3, Class A1A 1.377% (12MTA + 1.00%), 2/25/46(h)		1,297	1,170,980

			20,660,679

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 3311, Class IE 5.977% (LIBOR 1 Month + 6.41%), 5/15/37(h)(q)		8,692	1,822,432

Total Collateralized Mortgage Obligations (cost $608,888,940)			613,699,848

CORPORATES – INVESTMENT GRADE – 7.1%
Industrial – 3.3%
Basic – 0.9%
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	3,266,978
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	195,250
6.45%, 2/03/24		4,416	4,338,720
7.00%, 5/07/20(a)		208	216,320
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,198,603
7.125%, 5/01/20		1,100	1,263,848
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		1,464	1,222,440
Glencore Funding LLC 2.125%, 4/16/18(a)		560	542,007
4.00%, 4/16/25(a)		920	800,400

44	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.625%, 4/29/24(a)	U.S.$	1,733	$1,564,033
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		16,596	14,750,525
7.25%, 4/16/44(a)		249	211,028
Minsur SA 6.25%, 2/07/24(a)		10,297	9,959,073
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,612,626
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	7,624,262
WestRock MWV LLC 8.20%, 1/15/30		2,940	3,793,065
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,117,765
8.50%, 1/15/25		1,000	1,308,854

			57,985,797

Capital Goods – 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.25%, 5/15/24		9,901	9,901,000
General Electric Co. Series D 5.00%, 1/21/21(m)		12,108	12,577,185
Lafarge SA 7.125%, 7/15/36		2,640	3,175,215
Owens Corning 6.50%, 12/01/16(o)		21	21,393
7.00%, 12/01/36(o)		4,450	5,208,391

			30,883,184

Communications - Media – 0.3%
CCO Safari II LLC 4.908%, 7/23/25(a)		6,755	7,282,207
6.484%, 10/23/45(a)		2,993	3,535,846
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,542,233
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(m)		6,975	7,219,125

			21,579,411

Communications - Telecommunications – 0.0%
Qwest Corp. 6.75%, 12/01/21		1,000	1,080,200

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		2,925	3,071,250

AB HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18	U.S.$	349	$374,790

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)		2,447	2,370,409
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	385,915
Forest Laboratories LLC 5.00%, 12/15/21(a)		3,997	4,409,519

			7,165,843

Energy – 0.8%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,278,484
Devon Energy Corp. 5.00%, 6/15/45		2,866	2,466,225
5.60%, 7/15/41		1,455	1,282,534
7.95%, 4/15/32		1,261	1,358,016
Devon Financing Co. LLC 7.875%, 9/30/31		834	892,902
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,496,384
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,619	1,348,400
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,346,005
Kinder Morgan, Inc./DE 5.55%, 6/01/45		2,915	2,715,850
7.00%, 6/15/17		275	288,008
Series G 7.75%, 1/15/32		2,969	3,198,397
7.80%, 8/01/31		2,662	2,884,133
Marathon Oil Corp. 2.70%, 6/01/20		856	797,546
5.20%, 6/01/45		2,026	1,716,798
6.60%, 10/01/37		2,796	2,678,529
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	504,173
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,145,827
5.00%, 10/01/22		971	952,494
5.50%, 4/15/23		5,015	4,740,675
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	1,718,750
Williams Partners LP 3.35%, 8/15/22		7,338	6,398,318
5.10%, 9/15/45		7,280	5,939,847

			55,148,295

46	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Fresnillo PLC 5.50%, 11/13/23(a)	U.S.$	3,774	$4,009,875

Technology – 0.6%
Freescale Semiconductor, Inc. 6.00%, 1/15/22(a)		3,529	3,740,740
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(a)		17,110	17,058,790
Micron Technology, Inc. 7.50%, 9/15/23(a)		3,868	4,003,380
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		7,596	5,868,234
4.875%, 6/01/27(a)		1,898	1,334,339
Western Digital Corp. 7.375%, 4/01/23(a)		5,989	6,045,147

			38,050,630

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		910	980,693
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		816	940,681
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		443	472,897

			2,394,271

			221,743,546

Financial Institutions – 3.1%
Banking – 1.2%
American Express Co. 6.80%, 9/01/66		4,555	4,540,766
BNP Paribas SA 7.195%, 6/25/37(a)(m)		6,900	7,503,750
BPCE SA 5.70%, 10/22/23(a)		241	256,273
Commerzbank AG 8.125%, 9/19/23(a)		12,894	15,135,622
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,219,598
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		5,980	6,364,490
JPMorgan Chase & Co. Series R 6.00%, 8/01/23(m)		6,643	6,793,132
Series S 6.75%, 2/01/24(m)		2,209	2,424,378

AB HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series V 5.00%, 7/01/19(m)	U.S.$	4,444	$4,277,794
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17(m)	GBP	1,225	1,834,656
Nordea Bank AB 6.125%, 9/23/24(a)(m)	U.S.$	7,455	7,192,584
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(m)		3,888	3,722,760
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,286,966
Santander Bank NA 8.75%, 5/30/18		3,800	4,260,826
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(m)		3,500	3,272,500
Wells Fargo & Co. Series S 5.90%, 6/15/24(m)		2,482	2,544,050

			79,630,145

Brokerage – 0.1%
E*TRADE Financial Corp. 5.375%, 11/15/22		4,281	4,544,324
GFI Group, Inc. 8.375%, 7/19/18		2,367	2,485,350

			7,029,674

Finance – 0.0%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		2,367	2,426,175

Insurance – 1.5%
AAI Ltd. Series 5 6.75%, 10/06/26	AUD	500	384,344
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,433,351
8.175%, 5/15/58		7,301	9,181,007
Aon Corp. 8.205%, 1/01/27		2,495	3,193,600
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,242,690
Coventry Health Care, Inc. 5.95%, 3/15/17		1,415	1,473,445
Lincoln National Corp. 8.75%, 7/01/19		604	719,915
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,068,580
MetLife, Inc. 6.40%, 12/15/36		3,700	3,942,720
10.75%, 8/01/39		3,495	5,329,875

48	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series C 5.25%, 6/15/20(m)	U.S.$	8,051	$7,839,259
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	4,240,494
Nationwide Mutual Insurance Co. 2.924% (LIBOR 3 Month + 2.29%), 12/15/24(a)(h)		5,000	4,856,250
9.375%, 8/15/39(a)		4,546	6,713,501
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,319,889
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,549,510
Swiss Re Capital I LP 6.854%, 5/25/16(a)(m)		6,435	6,435,000
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,775,195
XLIT Ltd. 5.50%, 3/31/45		7,198	7,038,651
Series E 6.50%, 4/15/17(m)		8,561	5,992,700
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,703,645
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,017,525

			99,451,146

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)		4,867	4,958,256

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,713,982
7.75%, 7/15/20		3,036	3,522,252
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	4,972,347

			12,208,581

			205,703,977

Utility – 0.7%
Electric – 0.5%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)(b)		14,103	14,032,485
EDP Finance BV 4.90%, 10/01/19(a)		416	438,867
6.00%, 2/02/18(a)		10,232	10,794,760
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	3,965,469

AB HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern California Edison Co. Series E 6.25%, 2/01/22(m)	U.S.$	3,300	$3,620,100

			32,851,681

Natural Gas – 0.2%
Black Hills Gas LLC 5.90%, 4/01/17(a)		3,000	3,060,855
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	7,985,587

			11,046,442

			43,898,123

Total Corporates – Investment Grade (cost $444,000,594)			471,345,646

GOVERNMENTS – TREASURIES – 4.8%
Colombia – 0.2%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	4,429,831
Colombian TES Series B 7.00%, 5/04/22		5,782,400	1,954,276
7.75%, 9/18/30		17,285,400	5,784,273
10.00%, 7/24/24		7,000,000	2,767,169

			14,935,549

Mexico – 0.9%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	1,003,500	61,509,531

Russia – 0.5%
Russian Federal Bond – OFZ Series 6210 6.80%, 12/11/19	RUB	2,282,315	32,857,443

South Africa – 0.0%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,174,705
Series R208 6.75%, 3/31/21		21,565	1,408,797

			2,583,502

Turkey – 1.0%
Turkey Government Bond 8.30%, 6/20/18	TRY	178,414	62,967,635

50	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 2.2%
U.S. Treasury Bonds 6.125%, 11/15/27(r)	U.S.$	78,500	$112,607,622
U.S. Treasury Notes 1.625%, 8/31/19		7,012	7,154,982
2.125%, 8/31/20(r)		11,300	11,731,253
2.50%, 8/15/23(r)		16,550	17,566,915

			149,060,772

Total Governments – Treasuries (cost $319,941,048)			323,914,432

BANK LOANS – 3.5%
Industrial – 3.3%
Basic – 0.4%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25% (LIBOR 1 Month + 3.25%), 6/30/19(h)		18,200	17,126,103
Magnetation LLC 12.00%, 7/07/16(e)(i)(k)		18,925	7,588,780

			24,714,883

Capital Goods – 0.1%
Berry Plastics Corporation 3.75% (LIBOR 3 Month + 2.75%), 1/06/21(h)		5,056	5,057,247
Serta Simmons Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/01/19(h)		5,092	5,101,130

			10,158,377

Consumer Cyclical - Automotive – 0.1%
Affinia Group Inc. 6.00% (LIBOR 3 Month + 3.50%), 4/27/20(h)		5,987	5,979,910
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(h)		3,596	3,380,228

			9,360,138

Consumer Cyclical - Entertainment – 0.3%
ClubCorp Club Operations, Inc. 4.25% (LIBOR 3 Month + 3.25%), 12/15/22(h)		2,348	2,346,455
Kasima, LLC (Digital Cinema Implementation Partners, LLC) 3.25% (LIBOR 3 Month + 2.50%), 5/17/21(h)		2,289	2,277,160

AB HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00% (LIBOR 3 Month + 3.25%), 11/19/21(h)	U.S.$	1,361	$1,359,105
Seaworld Parks & Entertainment, Inc. (f/k/a SW Acquisitions Co., Inc.) 4.00% (LIBOR 3 Month + 3.25%), 5/14/20(h)		4,986	4,967,185
Station Casinos LLC 4.25% (LIBOR 1 Month + 3.25%), 3/02/20(h)		6,556	6,564,217

			17,514,122

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 6.41% (LIBOR 3 Month + 5.50%), 3/11/18(h)		3,365	3,331,350
CityCenter Holdings, LLC 4.25% (LIBOR 1 Month + 3.25%), 10/16/20(h)		7,670	7,684,972
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(h)		8,294	8,169,456
Scientific Games International, Inc. 6.00% (LIBOR 3 Month + 5.00%), 10/01/21(h)		6,434	6,326,140

			25,511,918

Consumer Cyclical - Retailers – 0.6%
Burlington Coat Factory Warehouse Corporation 4.25% (LIBOR 3 Month + 3.25%), 8/13/21(h)		579	580,823
Dollar Tree, Inc. 3.50% (LIBOR 1 Month + 2.75%), 7/06/22(h)		144	145,041
Harbor Freight Tools USA, Inc. 4.75% (LIBOR 1 Month + 3.75%), 7/26/19(h)		2,060	2,071,247
J.C. Penney Corporation, Inc. 6.00% (LIBOR 3 Month + 5.00%), 5/22/18(h)		13,340	13,360,909
Michaels Stores, Inc. 4.00% (LIBOR 3 Month + 3.00%), 1/28/20(h)		2,527	2,535,746
Neiman Marcus Group Inc., The 4.25% (LIBOR 3 Month + 3.25%), 10/25/20(h)		1,351	1,285,126
Petco Animal Supplies, Inc. 5.75% (LIBOR 3 Month + 4.75%), 1/26/23(h)		16,459	16,550,261

52	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corporation 5.75% (LIBOR 1 Month + 4.75%), 8/21/20(h)	U.S.$	3,000	$3,006,240

			39,535,393

Consumer Non-Cyclical – 0.4%
Acadia Healthcare Company, Inc. 4.25% (LIBOR 1 Month + 3.50%), 2/11/22(h)		518	521,896
4.50% (LIBOR 1 Month + 3.75%), 2/16/23(h)		2,585	2,602,018
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20(h)		4,987	4,844,048
Grifols Worldwide Operations Limited 3.44% (LIBOR 1 Month + 3.00%), 2/27/21(h)		3,185	3,187,134
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/19/18(h)		5,301	5,036,236
Mallinckrodt International Finance S.A. 3.50% (LIBOR 3 Month + 2.75%), 3/19/21(h)		6,766	6,669,787
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(h)		3,960	3,745,835
Vizient, Inc. 6.25% (LIBOR 3 Month + 5.25%), 2/13/23(h)		2,863	2,887,547

			29,494,501

Other Industrial – 0.4%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(h)		5,411	5,047,235
Laureate Education, Inc. 5.00% (LIBOR 3 Month + 3.75%), 6/15/18(h)		1,495	1,385,098
Manitowoc Foodservice, Inc. 5.75% (LIBOR 1 Month + 4.75%), 3/03/23(h)		694	701,440
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(h)		5,217	5,112,358
Travelport Finance (Luxembourg) S.Ã r.l. 5.75% (LIBOR 3 Month + 4.75%), 9/02/21(h)		10,037	10,056,845

AB HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(h)	EUR	2,693	$2,832,539

			25,135,515

Technology – 0.6%
Avago Technologies Cayman Holdings Ltd. 4.25% (LIBOR 3 Month + 3.50%), 2/01/23(h)	U.S.$	5,230	5,230,942
Avaya Inc. 6.25% (LIBOR 3 Month + 5.25%), 5/29/20(s)		2,757	1,729,853
5.13% (LIBOR 3 Month + 4.50%), 10/26/17(h)		660	455,698
6.50% (LIBOR 3 Month + 5.50%), 3/31/18(h)		371	245,953
BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(h)		14,124	12,128,734
Smart Modular Technologies (Global), Inc. 8.25% (LIBOR 3 Month + 7.00%), 8/26/17(h)(k)		4,292	3,133,343
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 2/28/23(h)		14,075	14,127,781

			37,052,304

			218,477,151

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25% (LIBOR 3 Month + 3.25%), 12/19/16(h)		9,316	9,304,504

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.25% (LIBOR 3 Month + 3.25%), 10/02/20(h)		4,388	4,334,943

Total Bank Loans (cost $244,359,862)			232,116,598

EMERGING MARKETS – SOVEREIGNS – 3.4%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(a)		11,678	11,421,500

54	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)	U.S.$	4,684	$4,722,517

			16,144,017

Argentina – 0.5%
Argentine Republic Government International Bond 6.25%, 4/22/19(a)		11,811	12,298,794
6.875%, 4/22/21(a)		14,081	14,545,673
7.50%, 4/22/26(a)		8,834	9,032,765

			35,877,232

Brazil – 0.2%
Brazil Minas SPE via State of Minas Gerais 5.333%, 2/15/28(a)		10,650	9,159,000
Brazilian Government International Bond 4.25%, 1/07/25		744	689,130

			9,848,130

Cameroon – 0.0%
Republic of Cameroon International Bond 9.50%, 11/19/25(a)		3,100	3,034,280

Dominican Republic – 0.4%
Dominican Republic International Bond 6.85%, 1/27/45(a)		9,000	9,000,000
7.45%, 4/30/44(a)		5,621	5,958,260
8.625%, 4/20/27(a)		9,061	10,420,150

			25,378,410

El Salvador – 0.0%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,495	1,498,737
7.625%, 9/21/34(a)		872	880,720
7.75%, 1/24/23(a)		700	703,500

			3,082,957

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		3,785	3,307,036

Ghana – 0.4%
Ghana Government International Bond 7.875%, 8/07/23(a)		9,037	7,208,454
10.75%, 10/14/30(a)		18,178	17,859,885

			25,068,339

Ivory Coast – 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		37,847	34,444,555
6.375%, 3/03/28(a)		9,923	9,428,834

			43,873,389

AB HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25	U.S.$	2,302	$2,532,200
7.875%, 7/28/45		7,519	7,819,760

			10,351,960

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		3,124	3,086,387

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,832,924

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(a)		581	597,893

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,916,012
6.125%, 6/03/25(a)		2,800	2,632,000

			6,548,012

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 9/01/27(a)		970	901,082

Venezuela – 0.3%
Venezuela Government International Bond 7.00%, 3/31/38(a)		1,098	392,535
7.65%, 4/21/25(a)		6,636	2,413,845
9.00%, 5/07/23(a)		4,555	1,736,632
9.25%, 9/15/27		35,750	15,238,438
9.25%, 5/07/28(a)		1,500	577,500
11.75%, 10/21/26(a)		2,372	1,005,177
11.95%, 8/05/31(a)		1,704	724,115

			22,088,242

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	7,621,547

Total Emerging Markets – Sovereigns (cost $230,927,435)			224,641,837

EMERGING MARKETS – TREASURIES – 3.1%
Brazil – 2.5%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 1/01/19	BRL	99,500	21,157,358

56	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50	BRL	44,500	$36,582,767
Series F 10.00%, 1/01/17-1/01/25		416,755	112,097,857

			169,837,982

Dominican Republic – 0.5%
Dominican Republic International Bond 10.50%, 1/17/20(d)	DOP	347,740	7,667,646
12.00%, 1/20/22(d)		347,740	8,047,654
15.95%, 6/04/21(d)		52,700	1,419,354
16.00%, 7/10/20(d)		563,400	14,842,515

			31,977,169

Indonesia – 0.1%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	5,940,562

Total Emerging Markets – Treasuries (cost $230,968,083)			207,755,713

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.5%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)	U.S.$	5,344	4,931,513
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.716%, 6/10/49		14,989	14,908,112
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.586%, 6/24/50(d)(e)		3,500	3,620,400
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,403,319
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,550	1,522,445
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.995%, 4/10/46(q)		11,626	760,147
Series 2015-GC31, Class D 4.20%, 6/10/48		1,416	1,027,941
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.26%, 10/15/45(q)		58,588	5,063,592

AB HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR1, Class XA 2.252%, 5/15/45(q)	U.S.$	23,988	$1,984,109
Series 2012-CR5, Class XA 1.967%, 12/10/45(q)		12,211	907,052
Series 2012-LC4, Class XA 2.555%, 12/10/44(a)(q)		35,080	3,093,414
Series 2013-LC6, Class XA 1.872%, 1/10/46(q)		64,486	4,152,777
Series 2014-CR15, Class XA 1.466%, 2/10/47(q)		12,995	704,388
Series 2014-CR20, Class XA 1.354%, 11/10/47(q)		54,238	3,687,779
Series 2014-LC15, Class D 5.109%, 4/10/47(a)		8,500	6,781,784
Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	5,787,601
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		3,542	2,528,381
Series 2015-DC1, Class D 4.498%, 2/10/48(a)		4,500	3,428,694
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		2,114	2,152,575
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.673%, 7/10/44(a)		2,500	2,611,184
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class XA 2.471%, 11/10/45(q)		8,911	807,856
Series 2013-GC10, Class XA 1.756%, 2/10/46(q)		5,122	406,871
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.489%, 8/10/44(a)		7,937	8,542,166
Series 2012-GCJ7, Class XA 2.689%, 5/10/45(q)		21,548	1,766,586
Series 2013-GC13, Class D 4.204%, 7/10/46(a)		1,500	1,289,163
Series 2014-GC18, Class D 5.113%, 1/10/47(a)		4,503	3,835,368
Series 2014-GC20, Class D 5.029%, 4/10/47(a)		995	777,702
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.394%, 6/15/45(a)		5,000	5,036,803
Series 2012-CBX, Class E 5.394%, 6/15/45(a)		6,521	6,157,633

58	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class D 4.108%, 9/15/47(a)	U.S.$	4,859	$3,897,108
Series 2015-C32, Class C 4.819%, 11/15/48		5,050	4,682,948
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,738	1,733,432
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 2.223%, 11/15/45(a)(q)		48,884	3,493,474
Series 2014-C19, Class D 3.25%, 12/15/47(a)		8,153	5,933,935
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.953%, 12/10/45(a)(q)		3,812	316,393
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(a)		5,000	3,602,706
Series 2015-LC20, Class D 4.511%, 4/15/50(a)		2,643	1,972,851
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.424%, 6/15/44(a)(o)		2,576	2,684,046
Series 2012-C6, Class D 5.746%, 4/15/45(a)		3,450	3,482,562
Series 2012-C7, Class XA 1.671%, 6/15/45(a)(q)		7,721	528,667
Series 2012-C8, Class E 5.036%, 8/15/45(a)		6,905	6,662,320
Series 2014-C20, Class D 3.986%, 5/15/47(a)		10,906	8,043,134
Series 2014-C21, Class D 3.497%, 8/15/47(a)		10,000	7,181,065
Series 2014-C23, Class D 4.138%, 10/15/57(a)		13,722	10,646,596

			165,538,592

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2015-MS1, Class D 4.164%, 5/15/48(a)(o)		2,790	2,113,933

Total Commercial Mortgage-Backed Securities (cost $176,007,594)			167,652,525

AB HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 2.0%
Basic – 0.2%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	2,208	$2,185,920
Samarco Mineracao SA 4.125%, 11/01/22(a)		3,228	1,937,768
5.375%, 9/26/24(a)		900	546,750
5.75%, 10/24/23(a)		7,348	4,436,355
Tupy Overseas SA 6.625%, 7/17/24(a)		2,638	2,466,530

			11,573,323

Capital Goods – 0.6%
Andrade Gutierrez International SA 4.00%, 4/30/18(a)		2,481	1,575,435
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		10,290	10,817,362
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	4,863,123
Cemex SAB de CV 5.70%, 1/11/25(a)		7,161	6,892,463
Ferreycorp SAA 4.875%, 4/26/20(a)		4,418	4,394,518
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	869,425
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		696	692,520
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		6,710	2,398,825
7.125%, 6/26/42(a)		6,600	2,524,500
8.25%, 4/25/18(a)	BRL	5,903	686,545
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)	U.S.$	2,594	2,697,760

			38,412,476

Communications - Telecommunications – 0.3%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		6,131	5,793,795
Digicel Group Ltd. 8.25%, 9/30/20(a)		9,000	8,032,500
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,431,250
6.75%, 3/01/23(a)		3,270	2,949,131

			20,206,676

60	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Edcon Ltd. 9.50%, 3/01/18(a)(c)	EUR	5,250	$2,038,916
9.50%, 3/01/18(a)(c)	U.S.$	2,820	946,110
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		12,250	12,694,063

			15,679,089

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	3,201,708
Marfrig Holdings Europe BV 6.875%, 6/24/19(a)	U.S.$	5,432	5,377,680
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		9,359	9,599,850
Minerva Luxembourg SA 7.75%, 1/31/23(a)		10,488	10,658,430
Tonon Luxembourg SA 7.25%, 1/24/20(a)(c)(i)(k)		6,585	921,952
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		1,670	743,150
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(d)		13,674	492,264
10.875%, 1/13/20(c)(d)		2,500	500,000
11.75%, 2/09/22(c)(d)		13,613	490,068

			31,985,102

Transportation - Airlines – 0.2%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		4,863	4,826,879
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	11,839,459

			16,666,338

			134,523,004

Financial Institutions – 0.3%
Banking – 0.2%
Turkiye Vakiflar Bankasi T.A.O. 6.00%, 11/01/22(a)		12,500	12,475,625

Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		7,640	5,796,468

			18,272,093

Utility – 0.0%
Electric – 0.0%
AES El Salvador Trust II 6.75%, 3/28/23(a)		3,050	2,432,375

Total Emerging Markets – Corporate Bonds (cost $208,080,957)			155,227,472

AB HIGH INCOME FUND •	61

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 1.1%
Performing Asset – 1.1%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(e)(k)	U.S.$	1,371	$1,371,377
16.00%, 1/01/21(e)(k)	MXN	112,935	6,564,214
AlphaCredit Capital, SA de CV 17.25, 7/19/19(e)(k)		47,241	2,745,845
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(e)(k)	U.S.$	724	723,825
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(e)(k)		1,411	1,411,396
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(e)(k)		840	839,587
Deutsche Bank Mexico SA 8.00%, 10/31/34(e)(k)(o)	MXN	45,309	1,876,387
8.00%, 10/31/34(e)(k)		96,391	3,991,846
Flexpath Capital, Inc. 12.00%, 10/01/19(e)(k)	U.S.$	5,193	4,154,693
Flexpath Wh I LLC 13.00%, 10/23/20(e)(k)		7,186	6,679,033
Series B 11.00%, 4/01/21(e)(k)		4,535	4,429,975
Recife Funding Zero Coupon, 11/05/29(e)(k)		9,586	10,282,337
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(e)(k)		10,843	10,677,893
Sheridan Consumer Finance Trust 10.86% (LIBOR 1 Month + 10.86%), 3/01/21(e)(h)(k)		15,027	14,217,333

Total Whole Loan Trusts (cost $73,659,381)			69,965,741

		Shares
COMMON STOCKS – 1.0%
Financials – 0.9%
Diversified Financial Services – 0.1%
iPayment, Inc.(g)		573,243	1,891,700

Insurance – 0.8%
Mt. Logan Re Ltd. (Preference Shares)(f)(g)(t)(u)		29,452	29,796,933
Mt. Logan Re Ltd. (Preference Shares)(f)(g)(u)(v)		25,000	25,062,395

			54,859,328

			56,751,028

Consumer Discretionary – 0.1%
Automobiles – 0.0%
Liberty Tire Recycling LLC(e)(g)(k)		128,591	– 0	–^

62	• AB HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Internet & Catalog Retail – 0.1%
Travelport Worldwide Ltd.		292,343	$4,078,185

Energy – 0.0%
Energy Equipment & Services – 0.0%
Vantage Drilling International(g)(k)		30,215	2,870,425

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(e)(g)(k)		13	24,479

Consumer Cyclical - Automotive – 0.0%
Exide Corp.(e)(f)(g)		332,502	1,087,281

			1,111,760

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(e)(g)(k)		49,578	332,173

Information Technology – 0.0%
Software – 0.0%
iPayment, Inc.(e)(g)(k)		2,952	9,742

Total Common Stocks (cost $80,456,852)			65,153,313

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.9%
Brazil – 0.4%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(m)	U.S.$	10,500	7,533,750
Petrobras Global Finance BV 4.875%, 3/17/20(b)		7,385	6,554,187
5.375%, 1/27/21		8,624	7,664,580
5.75%, 1/20/20		1,011	927,593
6.85%, 6/05/15		2,958	2,188,920

			24,869,030

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		6,355	5,195,212
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,451,311

			6,646,523

AB HIGH INCOME FUND •	63

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)	U.S.$		7,253	$7,180,470

Israel – 0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)			5,373	5,742,394

United Arab Emirates – 0.2%
Dubai Holding Commercial Operations MTN Ltd. Series E 6.00%, 2/01/17		GBP	10,900	16,122,112

Total Governments – Sovereign Agencies (cost $66,753,478)				60,560,529

			Shares
PREFERRED STOCKS – 0.8%
Financial Institutions – 0.7%
Banking – 0.4%
GMAC Capital Trust I 6.402%			120,575	3,022,815
Santander Finance Preferred SAU 6.80%			67,000	1,719,220
State Street Corp. Series D 5.90%			82,375	2,238,129
US Bancorp Series F 6.50%			270,000	7,981,200
Wells Fargo & Co. 6.625%			232,800	6,779,136
Zions Bancorporation Series G 6.30%			73,100	1,961,273

				23,701,773

Finance – 0.2%
RBS Capital Funding Trust V Series E 5.90%			427,925	10,441,370

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%			117,801	3,742,538
XLIT Ltd. Series D 3.748% (LIBOR 3 Month + 3.12%)(h)			3,750	3,014,062

				6,756,600

64	• AB HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

REITS – 0.0%
Digital Realty Trust, Inc. 6.35%		24,050	$628,908
Hersha Hospitality Trust Series C 6.875%		73,025	1,913,985
Sovereign Real Estate Investment Trust 12.00%(a)		501	611,220

			3,154,113

			44,053,856

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	7,465,350

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		60,000	1,632,000

Total Preferred Stocks (cost $45,881,146)			53,151,206

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	5,600	6,790,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	691,200
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	10,346,760

			17,827,960

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.40%, 4/30/23(a)		6,200	5,797,000

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)(b)		10,060	9,477,425

AB HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 5/16/24-11/15/26(a)	U.S.$	13,890	$4,732,196

Total Quasi-Sovereigns (cost $40,381,648)			37,834,581

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,866,275

Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,286,142
JPMorgan Chase Bank, NA Series E 10.00%, 7/18/17(a)	IDR	63,808,000	5,007,462

			7,293,604

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)	U.S.$	6,000	6,562,500

Turkey – 0.1%
Turkey Government International Bond 5.625%, 3/30/21		6,615	7,173,557
7.375%, 2/05/25		1,649	1,999,413

			9,172,970

Total Governments – Sovereign Bonds (cost $29,117,501)			28,895,349

		Shares
INVESTMENT COMPANIES – 0.4%
Funds and Investment Trusts – 0.4%
iShares iBoxx $ High Yield Corporate Bond ETF		283,400	23,763,090
OCL Opportunities Fund II(e)(g)(k)		11,474	1,835,791

Total Investment Companies (cost $23,756,080)			25,598,881

66	• AB HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.3%
United States – 0.3%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	3,550	$3,419,963
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		1,960	1,916,704
State of California Series 2010 7.60%, 11/01/40		1,200	1,894,668
7.625%, 3/01/40		1,250	1,931,288
7.95%, 3/01/36		2,235	2,693,823
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,563,600
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41		3,855	3,639,274

Total Local Governments – Municipal Bonds (cost $16,519,917)			20,059,320

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,182	746,670
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,091,664
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,097	1,787,259
Series 2006-10, Class AF3 5.985%, 6/25/36		1,811	891,459
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		1,385	1,258,961
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,712	843,356
Series 2007-8XS, Class A2 6.00%, 4/25/37		5,436	3,009,108

			10,628,477

AB HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(h)	U.S.$	4,527	$2,409,387
Series 2006-6, Class AF5 6.241%, 3/25/36(h)		3,663	1,949,118
Lehman XS Trust Series 2007-6, Class 3A5 5.092%, 5/25/37(o)		582	750,928

			5,109,433

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,890	3,857,294

Total Asset-Backed Securities (cost $21,104,768)			19,595,204

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.3%
Argentina – 0.3%
Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(a)		8,456	9,005,640
Provincia de Cordoba 12.375%, 8/17/17(a)		6,854	7,316,645

Total Local Governments – Regional Bonds (cost $15,306,549)			16,322,285

INFLATION-LINKED SECURITIES – 0.2%
Colombia – 0.2%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(a) (cost $10,579,896)	COP	36,247,335	12,278,865

AGENCIES – 0.1%
Agency Subordinated – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $8,617,988)	U.S.$	8,609	8,393,775

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Equity Indices – 0.0%
CBOE Volatility S&P 500 Index Expiration: May 2016, Exercise Price: $2,050.00(g)(w)		349	996,395

68	• AB HIGH INCOME FUND

Portfolio of Investments

		Contracts	U.S. $ Value

Options on Forward Contracts – 0.0%
GBP/USD Expiration: Jun 2016, Exercise Price: GBP 1.35(g)(x)		90,816,785	$310,644

Total Options Purchased – Puts (premiums paid $2,391,624)			1,307,039

		Shares
WARRANTS – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(g)(k)		6,740	117
Flexpath Capital, Inc., expiring 4/15/31(g)		189,795	– 0	–^
iPayment Holdings, Inc., expiring 12/29/22(e)(g)(k)		1,515,784	803,365

Total Warrants (cost $0)			803,482

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Equity Indices – 0.0%
CBOE Volatility S&P 500 Index Expiration: May 2016, Exercise Price: $ 25.00(g)(w)		577	15,867
CBOE Volatility S&P 500 Index Expiration: May 2016, Exercise Price: $ 27.00(g)(w)		518	10,360

			26,227

		Notional Amount (000)
Swaptions – 0.0%
IRS Swaption, UBS AG Expiration: May 2016, Pay 3 Month LIBOR, Receive 1.94%	U.S.$	67,980	419

Total Options Purchased – Calls (premiums paid $591,862)			26,646

		Shares
SHORT-TERM INVESTMENTS – 12.7%
Investment Companies – 12.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.36%(y)(z) (cost $822,029,540)		822,029,540	822,029,540

AB HIGH INCOME FUND •	69

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Time Deposits – 0.2%
Bank of Montreal, London 0.05%, 5/02/16	CAD	1,761		$1,403,690
BBH Grand Cayman 0.08%, 5/03/16	GBP	– 0	–**	– 0	–^
0.955%, 5/02/16	AUD	– 0	–**	– 0	–^
6.75%, 5/03/16	ZAR	728		51,138
DNB, Oslo (0.527)%, 5/02/16	EUR	1,578		1,806,981
0.059%, 5/02/16	NOK	4,748		589,627
Sumitomo, Tokyo 0.15%, 5/02/16	U.S.$	11,674		11,673,570
Wells Fargo, Grand Cayman (1.631)%, 5/02/16	CHF	64		67,124

Total Time Deposits (cost $15,504,217)				15,592,130

Emerging Markets - Sovereigns – 0.1%
Argentina Bonar Bonds 6.00%, 12/29/16 (cost $9,469,487)		9,506		9,512,794

Total Short-Term Investments (cost $847,003,244)				847,134,464

Total Investments – 101.0% (cost $7,011,691,226)				6,722,309,019
Other assets less liabilities – (1.0)%				(64,142,386)

Net Assets – 100.0%				$6,658,166,633

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	268	June 2016	$34,950,969	$34,856,750	$(94,219)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	TWD	2,513,512	USD	77,042	5/20/16	$(763,372)
Australia and New Zealand Banking Group Ltd.	USD	17,313	INR	1,158,775	5/27/16	45,783

70	• AB HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	TWD	3,205,896	USD	97,257	6/21/16	$(1,970,188)
Australia and New Zealand Banking Group Ltd.	SGD	43,416	USD	32,083	7/15/16	(152,043)
Bank of America, NA	USD	30,016	RUB	2,079,507	6/16/16	1,707,246
Bank of America, NA	USD	56,364	GBP	39,940	6/24/16	2,004,267
BNP Paribas SA	GBP	75,370	USD	106,963	5/12/16	(3,166,526)
BNP Paribas SA	GBP	42,829	EUR	54,737	5/13/16	113,686
BNP Paribas SA	AUD	82,582	USD	61,712	6/10/16	(976,832)
BNP Paribas SA	USD	50,692	CAD	64,258	6/23/16	522,397
BNP Paribas SA	USD	890	ARS	15,483	1/26/17	29,837
BNP Paribas SA	USD	890	ARS	15,572	1/31/17	32,902
BNP Paribas SA	USD	890	ARS	15,661	2/03/17	37,104
BNP Paribas SA	USD	3,581	ARS	63,112	2/13/17	140,294
BNP Paribas SA	USD	2,702	ARS	47,865	2/16/17	117,211
BNP Paribas SA	USD	1,801	ARS	32,060	2/17/17	86,258
BNP Paribas SA	USD	5,403	ARS	97,261	2/21/17	313,643
BNP Paribas SA	USD	901	ARS	16,390	2/23/17	62,125
BNP Paribas SA	USD	1,717	ARS	31,420	2/24/17	127,824
BNP Paribas SA	USD	936	ARS	17,410	2/27/17	85,002
BNP Paribas SA	USD	2,150	ARS	40,311	2/28/17	213,254
BNP Paribas SA	USD	2,150	ARS	40,849	3/01/17	243,851
BNP Paribas SA	USD	2,366	ARS	46,145	3/02/17	336,715
Brown Brothers Harriman & Co.	GBP	678	USD	960	5/12/16	(30,515)
Brown Brothers Harriman & Co.	USD	6,719	GBP	4,636	5/12/16	55,855
Brown Brothers Harriman & Co.	EUR	3,495	USD	3,870	5/13/16	(133,308)
Brown Brothers Harriman & Co.	USD	14,096	EUR	12,605	5/13/16	341,813
Brown Brothers Harriman & Co.	JPY	6,849,279	USD	61,538	5/20/16	(2,859,443)
Brown Brothers Harriman & Co.	AUD	2,039	USD	1,593	6/10/16	44,758
Brown Brothers Harriman & Co.	AUD	1,930	USD	1,430	6/10/16	(35,099)
Citibank, NA	COP	32,087,007	USD	9,979	5/13/16	(1,268,234)
Citibank, NA	EUR	183,000	USD	198,921	5/13/16	(10,683,226)
Citibank, NA	NOK	12,128	USD	1,460	6/15/16	(46,074)
Citibank, NA	USD	17,824	RUB	1,232,948	6/16/16	984,395
Credit Suisse International	USD	66,346	ZAR	942,297	5/11/16	(257,776)
Credit Suisse International	GBP	42,884	USD	61,405	5/12/16	(1,257,272)
Credit Suisse International	EUR	54,206	USD	60,257	5/13/16	(1,828,876)
Credit Suisse International	SEK	483,150	EUR	52,156	5/13/16	(447,394)

AB HIGH INCOME FUND •	71

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	111,702	CAD	145,207	6/23/16	$4,029,381
Credit Suisse International	GBP	39,938	USD	56,364	6/24/16	(2,000,686)
Goldman Sachs Bank USA	BRL	681,142	USD	192,892	5/03/16	(5,157,885)
Goldman Sachs Bank USA	USD	192,836	BRL	681,142	5/03/16	5,213,172
Goldman Sachs Bank USA	TWD	400,747	USD	12,125	6/21/16	(279,089)
Goldman Sachs Bank USA	CAD	278,282	USD	211,642	6/23/16	(10,151,678)
Goldman Sachs Bank USA	IDR	68,185,843	USD	5,128	7/22/16	35,748
HSBC Bank USA	USD	56,984	SEK	462,238	5/13/16	596,414
HSBC Bank USA	USD	60,579	JPY	6,850,926	5/20/16	3,834,422
HSBC Bank USA	TRY	88,131	USD	30,601	5/25/16	(706,261)
HSBC Bank USA	USD	58,338	TRY	169,810	5/25/16	1,984,711
HSBC Bank USA	USD	65,002	AUD	83,410	6/10/16	(1,684,803)
JPMorgan Chase Bank, NA	BRL	25,709	USD	7,450	5/03/16	(25,020)
JPMorgan Chase Bank, NA	USD	7,269	BRL	25,709	5/03/16	206,589
JPMorgan Chase Bank, NA	USD	56,085	GBP	38,961	5/12/16	844,789
JPMorgan Chase Bank, NA	USD	18,129	TRY	52,207	5/25/16	417,309
JPMorgan Chase Bank, NA	BRL	25,709	USD	7,206	6/02/16	(193,812)
JPMorgan Chase Bank, NA	MXN	253,617	USD	14,340	6/17/16	(333,756)
JPMorgan Chase Bank, NA	USD	48,439	MXN	856,700	6/17/16	1,127,405
JPMorgan Chase Bank, NA	CAD	12,742	USD	9,732	6/23/16	(423,200)
Morgan Stanley Capital Services LLC	USD	6,594	EUR	5,839	5/13/16	94,129
Morgan Stanley Capital Services LLC	USD	66,695	CAD	84,447	6/23/16	609,756
Royal Bank of Scotland PLC	ZAR	29,702	USD	1,873	5/11/16	(209,854)
Royal Bank of Scotland PLC	GBP	761	USD	1,097	5/12/16	(15,421)
Royal Bank of Scotland PLC	USD	50,651	COP	144,636,323	5/13/16	46,751
Royal Bank of Scotland PLC	USD	6,342	INR	422,741	5/27/16	(8,881)
Royal Bank of Scotland PLC	USD	16,967	BRL	61,556	6/02/16	750,086

72	• AB HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	61,737	RUB	4,290,653	6/16/16	$3,717,099
Standard Chartered Bank	BRL	129,229	USD	35,540	5/03/16	(2,034,206)
Standard Chartered Bank	USD	37,449	BRL	129,229	5/03/16	125,764
Standard Chartered Bank	USD	92,580	INR	6,178,181	5/27/16	(27,430)
UBS AG	EUR	13,316	USD	14,879	5/13/16	(372,689)

						$(18,221,104)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility S&P 500 Index (w)	349	$1,950.00	May 2016	$368,879	$(301,885)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 26, 5 Year Index	Barclays Bank PLC	Sell	103.00%	5/18/16	$62,170	$236,246	$(259,210)
Call – CDX-NAHY Series 26, 5 Year Index	Goldman Sachs International	Sell	103.00	5/18/16	63,330	269,153	(264,047)
Call – CDX-NAHY Series 26, 5 Year Index	Citibank, NA	Sell	103.00	5/18/16	63,400	304,320	(264,339)

						$809,719	$(787,596)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
CHF vs. EUR	CHF	1.120	6/28/16	CHF	183,573	$888,634	$(601,830)
EUR vs. CAD	CAD	1.460	5/09/16	CAD	159,787	584,497	(2,480,534)
EUR vs. CHF	CHF	1.100	5/05/16	CHF	119,811	281,894	(205,951)
EUR vs. CHF		1.100	5/05/16		119,603	295,935	(211,203)
GBP vs. USD		$1.470	6/22/16	GBP	83,467	955,734	(1,867,428)

						$3,006,694	$(5,366,946)

AB HIGH INCOME FUND •	73

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	3.09%	EUR	23,029	$(2,050,433)	$(269,256)
Norske Skogindustrier ASA, 7.000%, 6/26/17, 6/20/20*	(5.00)	40.73		315	260,381	258,662

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.79		$28,272	1,733,195	618,778
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.63		10,037	559,540	151,782
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		122,130	4,125,641	2,047,190
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		109,282	3,739,606	1,970,439
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		5,368	183,692	99,423
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		26,842	918,527	465,310
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		10,737	367,418	188,235
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		10,737	367,418	97,449
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		5,368	183,692	39,681
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		48,851	1,671,671	618,786
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		10,737	367,418	155,839
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		8,052	275,538	112,902
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		3,221	110,222	52,780
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35		4,295	146,974	49,592

74	• AB HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00%	0.45%		$51,660		$665,375	$252,482
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	1.87	EUR	4		519	24
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.35		15,862		1,347,597	192,492
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.35		18,818		1,598,731	226,801
Norske Skogindustrier ASA, 7.000%, 6/26/17, 6/20/19*	5.00	40.60		– 0	–	(61)	(61)

						$16,572,661	$7,329,330

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)%	3.23%	$17,972	$(380,595)	$(457,520)	$76,925
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	6.47	16,829	174,247	(306,207)	480,454
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	0.82	18,869	(1,015,563)	(713,748)	(301,815)
Citibank, NA
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	2.24	9,474	(276,419)	(288,888)	12,469
Bombardier, Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	2.24	9,416	(274,726)	(296,465)	21,739
United States Steel Corp., 6.650%, 6/01/37, 3/20/17*	(5.00)	2.00	17,494	(549,654)	(414,680)	(134,974)

AB HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
Western Union Co., 3.650%, 8/22/18, 3/20/17*	(1.00)%	0.19%	$9,445	$(79,639)	$(10,603)	$(69,036)
Western Union Co., 3.650%, 8/22/18, 9/20/17*	(1.00)	0.26	10,400	(113,406)	(63,816)	(49,590)
Deutsche Bank AG
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	53.40	977	600,648	57,767	542,881
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)	1.01	18,722	(758,942)	(531,156)	(227,786)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)	1.22	17,016	12,305	119,074	(106,769)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)	0.68	17,596	(785,896)	(388,099)	(397,797)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)	0.16	18,890	(165,759)	(31,040)	(134,719)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)	24.53	17,442	2,700,441	(445,604)	3,146,045
Morgan Stanley Capital Services LLC
iHeartCommunications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)	53.40	1,099	675,799	64,995	610,804
UBS AG
J.C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	0.75	3,300	(39,877)	9,874	(49,751)

Sale Contracts
Bank of America, NA
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	5.62	2,700	(48,140)	83,640	(131,780)

76	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00%	3.60%	$5,150	$112,345	$(146,376)	$258,721
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00	5.56	12,238	(133,443)	372,995	(506,438)
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00	0.78	6,192	844,881	435,476	409,405
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00	50.05	7,340	(5,466,946)	(5,379,222)	(87,724)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00	12.53	12,238	(2,158,921)	161,346	(2,320,267)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.80	7,293	(2,186,152)	(1,819,488)	(366,664)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.80	2,917	(874,401)	(728,920)	(145,481)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.84	4,691	443,270	129,041	314,229
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	2.69	12,770	962,444	682,616	279,828
Citibank, NA
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 3/20/19*	5.00	7.88	3,720	(258,288)	(550,692)	292,404
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.32	5,000	(397,108)	(61,892)	(335,216)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.32	25,000	(1,985,541)	(292,387)	(1,693,154)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.84	3,923	370,698	110,984	259,714

AB HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00%	5.02%	$12,590	$48,484	$241,282	$(192,798)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	2,735	(249,759)	(427,576)	177,817
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	1,368	(124,355)	(219,500)	95,145
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	14,000	(1,272,639)	(1,988,668)	716,029
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	547	(49,724)	(87,768)	38,044
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	1,368	(124,925)	(214,077)	89,152
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	15,000	(1,305,208)	(1,826,745)	521,537
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.32	5,000	(408,775)	(115,065)	(293,710)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.32	5,000	(408,775)	(94,509)	(314,266)
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.65	6,291	64,658	(124,621)	189,279
Western Union Co., 3.650%, 8/22/18, 9/20/19*	1.00	0.81	6,950	44,698	(65,441)	110,139
Goldman Sachs Bank USA
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	1.76	5,700	337,406	(283,100)	620,506
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	3.45	12,590	513,899	605,245	(91,346)
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	2.77	12,590	(644,141)	(816,708)	172,567
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	1.80	12,590	1,178,767	179,553	999,214
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.80	3,110	(932,255)	(731,028)	(201,227)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.45	12,590	205,439	(275,110)	480,549

78	• AB HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00%	45.56%	$12,590	$(8,432,532)	$241,281	$(8,673,813)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	643	(58,718)	(97,932)	39,214
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	1,368	(124,925)	(218,348)	93,423
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	1,368	(124,925)	(218,348)	93,423
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	20,000	(1,818,055)	(3,766,141)	1,948,086
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	12,300	(1,118,104)	(2,184,604)	1,066,500
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	1,368	(124,925)	(215,910)	90,985
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	17,700	(1,608,980)	(3,737,799)	2,128,819
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	5,000	(456,598)	(705,057)	248,459
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	5,000	(456,597)	(700,494)	243,897
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	10,000	(913,194)	(1,410,113)	496,919
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	5,000	(456,597)	(709,614)	253,017
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	10,000	(913,195)	(214,924)	(698,271)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	10,000	(913,195)	(217,610)	(695,585)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	6.82	5,000	(456,597)	(122,211)	(334,386)

AB HIGH INCOME FUND •	79

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
AK Steel Corp., 7.625%, 5/15/20, 3/20/20*	5.00%	9.20%	$3,500	$(467,476)	$(372,295)	$(95,181)
Bombardier, Inc., 7.450%, 5/01/34, 6/20/21*	5.00	5.69	5,000	(114,528)	258,370	(372,898)
United States Steel Corp., 6.650%, 6/1/37, 9/20/19*	5.00	5.62	3,820	(68,113)	146,677	(214,790)

				$(32,806,797)	$(31,187,903)	$(1,618,894)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx USD Liquid High Yield Index	187,730	LIBOR	$42,509	6/20/16	$1,424,414
iBoxx USD Liquid High Yield Index	131,450	LIBOR	29,757	6/20/16	1,005,613
iBoxx USD Liquid High Yield Index	100,403	LIBOR	22,651	6/20/16	852,202
iBoxx USD Liquid High Yield Index	100,199	LIBOR	22,650	6/20/16	805,236
iBoxx USD Liquid High Yield Index	142,800	LIBOR	32,744	6/20/16	674,300
iBoxx USD Liquid High Yield Index	50,211	LIBOR	11,325	6/20/16	428,636
iBoxx USD Liquid High Yield Index	50,172	LIBOR	11,325	6/20/16	419,517
iBoxx USD Liquid High Yield Index	59,285	LIBOR	13,591	6/20/16	282,909
iBoxx USD Liquid High Yield Index	39,620	LIBOR	9,061	6/20/16	210,881
JPMorgan Chase Bank, NA
iBoxx USD Liquid High Yield Index	63,176	LIBOR	14,483	6/20/16	301,477

					$6,405,185

80	• AB HIGH INCOME FUND

Portfolio of Investments

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Euro STOXX 50 Index 4/07/16*	24.90%	EUR	50	$(154,391)	$	– 0	–	$(154,391)
Citibank, NA
Euro STOXX 50 Index 4/04/16*	23.40		50	(53,295)		– 0	–	(53,295)

Sale Contracts
Bank of America, NA
Euro STOXX 50 Index 4/07/16*	25.50		51	188,744		– 0	–	188,744
BNP Paribas SA
Euro STOXX 50 Index 4/15/16*	21.70		200	(186,119)		– 0	–	(186,119)
S&P 500 Index 4/15/16*	14.70	U.S.$	111	86,704		– 0	–	86,704
Citibank, NA
Euro STOXX 50 Index 4/04/16*	24.00	EUR	51	87,616		– 0	–	87,616
S&P 500 Index 4/01/16*	15.45	U.S.$	77	194,931		– 0	–	194,931
Goldman Sachs International
S&P 500 Index 2/02/16*	24.00		10	42,642		– 0	–	42,642
UBS AG
Euro STOXX 50 Index 4/01/16*	25.00	EUR	137	423,485		– 0	–	423,485

				$630,317	$	– 0	–	$630,317

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2016
Barclays Capital, Inc.†	1,990	USD	(2.25	)%*	—	$1,989,129
Barclays Capital, Inc.†	3,001	USD	(2.00	)%*	—	2,998,899
Barclays Capital, Inc.†	1,990	USD	(2.00	)%*	—	1,989,226
Barclays Capital, Inc.†	1,030	USD	(1.50	)%*	—	1,025,794
Barclays Capital, Inc.†	2,121	USD	(1.25	)%*	—	2,117,023
Barclays Capital, Inc.†	1,573	USD	(1.25	)%*	—	1,570,788
Barclays Capital, Inc.†	1,010	USD	(1.25	)%*	—	1,008,106
Barclays Capital, Inc.	2,953	USD	(1.00	)%*	5/02/16	2,951,391
Barclays Capital, Inc.†	1,023	USD	(1.00	)%*	—	1,022,386
Barclays Capital, Inc.†	6,600	USD	(0.25	)%*	—	6,599,450
Barclays Capital, Inc.†	3,073	USD	(0.10	)%*	—	3,072,709
Barclays Capital, Inc.†	1,853	USD	(0.10	)%*	—	1,852,340
Barclays Capital, Inc.†	2,581	USD	1.25%		—	2,584,834
Barclays Capital, Inc.†	2,572	USD	1.50%		—	2,583,663
Credit Suisse Securities (USA) LLC†	2,648	USD	(2.00	)%*	—	2,639,557

AB HIGH INCOME FUND •	81

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2016
Credit Suisse Securities (USA) LLC†	2,729	EUR	(1.25	)%*	—	$3,123,076
Credit Suisse Securities (USA) LLC†	5,025	EUR	(1.00	)%*	—	5,724,308
Credit Suisse Securities (USA) LLC†	2,010	EUR	(1.00	)%*	—	2,289,659
Credit Suisse Securities (USA) LLC†	1,128	USD	(1.00	)%*	—	1,123,115
Credit Suisse Securities (USA) LLC†	3,920	GBP	(1.00	)%*	—	5,725,798
Credit Suisse Securities (USA) LLC†	1,195	EUR	(1.00	)%*	—	1,366,814
Credit Suisse Securities (USA) LLC†	976	EUR	(1.00	)%*	—	1,116,893
Credit Suisse Securities (USA) LLC†	884	EUR	(1.00	)%*	—	1,012,173
Credit Suisse Securities (USA) LLC†	3,591	USD	(0.25	)%*	—	3,590,351
Credit Suisse Securities (USA) LLC†	873	USD	0.10%		—	872,747
Credit Suisse Securities (USA) LLC†	999	USD	1.10%		—	1,000,282
Credit Suisse Securities (USA) LLC†	1,458	USD	2.00%		—	1,460,574
ING Financial Markets LLC†	2,418	USD	(2.50	)%*	—	2,411,998
ING Financial Markets LLC†	1,208	USD	(2.50	)%*	—	1,205,168
ING Financial Markets LLC†	1,874	USD	(2.00	)%*	—	1,869,252
ING Financial Markets LLC†	968	USD	(1.75	)%*	—	966,103
Jefferies & Company, Inc.†	3,547	USD	(0.25	)%*	—	3,546,493
JPMorgan Chase Bank, NA†	6,416	USD	0.00%		—	6,415,719

						$80,825,818

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2016

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statement of Assets and Liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$60,610,841	$	– 0	–	$	– 0	–	$	– 0	–	$60,610,841
Corporates – Investment Grade	10,208,907		– 0	–		– 0	–		– 0	–	10,208,907
Governments – Sovereign Agencies	6,415,719		– 0	–		– 0	–		– 0	–	6,415,719
Quasi-Sovereigns	3,590,351		– 0	–		– 0	–		– 0	–	3,590,351

Total	$80,825,818	$	– 0	–	$	– 0	–	$	– 0	–	$80,825,818

^	Less than $0.50.

**	Principal amount less than 500.

82	• AB HIGH INCOME FUND

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $2,329,159,452 or 35.0% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Security is in default and is non-income producing.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.66% of net assets as of April 30, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.586%, 6/24/50	10/06/09	$2,729,890	$3,620,400	0.05%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	15,808,785	14,842,515	0.22%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15	7,894,329	8,047,654	0.12%
Dominican Republic International Bond 10.50%, 1/17/20	1/23/15	7,755,705	7,667,646	0.12%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,495,220	1,419,354	0.02%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/29/15	5,053,447	1,126,780	0.02%
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	2,611,980	1,527,372	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,188	806,050	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	500,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	490,068	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	5,618,897	345,312	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444	146,952	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.939%, 11/25/25	9/28/15	3,351,378	3,283,296	0.05%

(e)	Fair valued by the Adviser.

(f)	Restricted and illiquid security.

AB HIGH INCOME FUND •	83

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Corp.	1/13/11	$630,678		$1,087,281		0.02%
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15 – 12/01/15	20,845,345		18,428,825		0.28%
Momentive Performance Materials, Inc.	10/11/12	– 0	–	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	29,452,000		29,796,933		0.45%
Mt. Logan Re Ltd. (Preference Shares)	4/01/15	25,000,000		25,062,395		0.38%

(g)	Non-income producing security.

(h)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2016.

(j)	Convertible security.

(k)	Illiquid security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Defaulted matured security.

(o)	Variable rate coupon, rate shown as of April 30, 2016.

(p)	Defaulted.

(q)	IO – Interest Only

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	Effective prepayment date of April 2017.

(u)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(v)	Effective prepayment date of December 2016.

(w)	One contract relates to 100 shares.

(x)	One contract relates to 1 share.

(y)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(z)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

84	• AB HIGH INCOME FUND

Portfolio of Investments

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

AB HIGH INCOME FUND •	85

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $6,189,661,686)	$5,900,279,479
Affiliated issuers (cost $822,029,540)	822,029,540
Cash	803,839
Foreign currency at value (cost $273,853)	273,205
Cash collateral due from broker	26,012,567
Dividends and interest receivable	99,156,452
Receivable for investment securities sold and foreign currency transactions	59,976,680
Receivable for capital stock sold	40,241,132
Unrealized appreciation on forward currency exchange contracts	31,279,745
Unrealized appreciation on credit default swaps	17,618,338
Receivable for unsettled reverse repurchase agreements	6,435,999
Unrealized appreciation of total return swaps	6,405,185
Upfront premiums paid on credit default swaps	3,900,216
Unrealized appreciation on variance swaps	1,024,122
Receivable for terminated variance swaps	798,511
Receivable for variation margin on exchange-traded derivatives	29,311

Total assets	7,016,264,321

Liabilities
Payable for investment securities purchased	128,865,694
Payable for reverse repurchase agreements	80,825,818
Unrealized depreciation on forward currency exchange contracts	49,500,849
Upfront premiums received on credit default swaps	35,088,119
Payable for capital stock redeemed	20,769,175
Unrealized depreciation on credit default swaps	19,237,232
Options written, at value (premiums received $3,375,573)	5,668,831
Dividends payable	5,435,731
Advisory fee payable	2,486,835
Payable for variation margin on exchange-traded derivatives	2,371,928
Payable for unsettled reverse repurchase agreements	1,735,934
Distribution fee payable	1,473,849
Payable for newly entered credit default swaps	1,172,726
Swaptions written, at value (premiums received of $809,719)	787,596
Cash collateral received from broker	680,000
Unrealized depreciation on variance swaps	393,805
Transfer Agent fee payable	277,356
Administrative fee payable	11,946
Accrued expenses and other liabilities	1,314,264

Total liabilities	358,097,688

Net Assets	$6,658,166,633

Composition of Net Assets
Capital stock, at par	$793,530
Additional paid-in capital	7,140,401,522
Distributions in excess of net investment income	(29,515,713)
Accumulated net realized loss on investment and foreign currency transactions	(156,481,309)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(297,031,397)

$6,658,166,633

See notes to financial statements.

86	• AB HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,960,796,486	234,344,402	$8.37	*

B	$2,935,330	347,674	$8.44

C	$1,217,980,053	143,883,517	$8.47

Advisor	$2,887,972,043	344,693,404	$8.38

R	$87,187,683	10,422,666	$8.37

K	$99,564,152	11,896,805	$8.37

I	$301,086,112	35,931,100	$8.38

Z	$100,644,774	12,010,009	$8.38

*	The maximum offering price per share for Class A shares was $8.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB HIGH INCOME FUND •	87

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $24,204)	$202,645,312
Dividends
Unaffiliated issuers	7,571,926
Affiliated issuers	730,686
Other income	3,895	$210,951,819

Expenses
Advisory fee (see Note B)	13,592,678
Distribution fee—A	2,539,407
Distribution fee—B	15,246
Distribution fee—C	5,864,344
Distribution fee—R	198,444
Distribution fee—K	116,900
Transfer agency—A	986,339
Transfer agency—B	2,349
Transfer agency—C	623,502
Transfer agency—Advisor	1,222,927
Transfer agency—R	90,682
Transfer agency—K	48,722
Transfer agency—I	59,223
Transfer agency—Z	8,559
Printing	285,256
Custodian	216,950
Registration fees	136,510
Audit and tax	88,534
Administrative	25,213
Legal	19,004
Directors’ fees	10,291
Miscellaneous	83,597

Total expenses before interest expense	26,234,677
Interest expense	99,775

Total expenses		26,334,452

Net investment income		184,617,367

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(123,549,093)
Swaps		18,031,120
Futures		2,019,782
Options written		7,351,368
Swaptions written		2,691,901
Foreign currency transactions		13,806,970
Net change in unrealized appreciation/depreciation on:
Investments		95,232,843
Swaps		8,524,836
Futures		(94,219)
Options written		(2,293,258)
Swaptions written		(75,327)
Foreign currency denominated assets and liabilities		(14,693,842)

Net gain on investment and foreign currency transactions		6,953,081

Net Increase in Net Assets from Operations		$191,570,448

See notes to financial statements.

88	• AB HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$184,617,367		$379,158,672
Net realized loss on investment and foreign currency transactions	(79,647,952)		(7,390,189)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	86,601,033		(513,282,163)

Net increase (decrease) in net assets from operations	191,570,448		(141,513,680)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(83,493,607)		(159,269,974)
Class B	(126,144)		(355,001)
Class C	(48,304,361)		(90,909,251)
Advisor Class	(105,488,385)		(186,090,158)
Class R	(3,384,576)		(5,436,719)
Class K	(4,221,995)		(6,503,464)
Class I	(12,460,690)		(20,536,101)
Class Z	(4,129,454)		(4,202,430)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(19,181,694)
Class B	– 0	–	(56,650)
Class C	– 0	–	(12,392,523)
Advisor Class	– 0	–	(20,548,170)
Class R	– 0	–	(660,870)
Class K	– 0	–	(718,571)
Class I	– 0	–	(1,998,684)
Class Z	– 0	–	(393,422)
Capital Stock Transactions
Net increase	492,545,521		277,283,670

Total increase (decrease)	422,506,757		(393,483,692)
Net Assets
Beginning of period	6,235,659,876		6,629,143,568

End of period (including distributions in excess of net investment income of $(29,515,713) and undistributed net investment income of $47,476,132, respectively)	$6,658,166,633		$6,235,659,876

See notes to financial statements.

AB HIGH INCOME FUND •	89

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2016 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$191,570,448
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Increase in interest and dividends receivable	$(746,541)
Net accretion of bond discount and amortization of bond premium	(3,499,225)
Inflation index adjustment	(385,374)
Increase in accrued expenses	365,245
Increase in cash collateral due from broker	(7,121,400)
Increase in receivable for investment securities sold and foreign currency transactions	(42,751,306)
Increase in payable for investment securities purchased	31,486,314
Purchases of long-term investments	(1,531,338,902)
Proceeds from disposition of long-term investments	1,435,640,619
Purchases of short-term investments, net	(349,534,159)
Proceeds on swaps	42,486,189
Proceeds from written options, net	10,726,941
Proceeds from written swaptions, net	3,319,595
Proceeds for futures settlements	2,019,782
Variation margin paid on exchange-traded derivatives	(199,262)
Increase in cash collateral received from broker	680,000
Net realized loss on investment and foreign currency transactions	79,647,952
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(86,601,033)

Total adjustments		(415,804,565)

Net decrease in cash from operating activities		$(224,234,117)

Cash flows from financing activities
Cash dividends paid (net of dividend reinvestments)*	(98,491,404)
Subscriptions of capital stock, net	321,162,181
Decrease in reverse repurchase agreements	(11,945,018)

Net increase in cash from financing activities		210,725,759
Effect of exchange rate on cash		14,288,796

Net increase in cash		780,438
Cash at beginning of period		296,606

Cash at end of period		$1,077,044

*Reinvestment of dividends	$162,330,137
Supplemental disclosure of cash flow information:
Interest expense paid during the period		$99,775

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

90	• AB HIGH INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein High Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB HIGH INCOME FUND •	91

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time.

92	• AB HIGH INCOME FUND

Notes to Financial Statements

The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data

AB HIGH INCOME FUND •	93

Notes to Financial Statements

(such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are

94	• AB HIGH INCOME FUND

Notes to Financial Statements

typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$3,008,995,028		$49,879,240	#	$3,058,874,268
Collateralized Mortgage Obligations		– 0	–	604,913,223		8,786,625		613,699,848
Corporates – Investment Grade		– 0	–	471,345,646		– 0	–	471,345,646
Governments – Treasuries		– 0	–	323,914,432		– 0	–	323,914,432
Bank Loans		– 0	–	208,648,917		23,467,681		232,116,598
Emerging Markets – Sovereigns		– 0	–	224,641,837		– 0	–	224,641,837
Emerging Markets – Treasuries		– 0	–	175,778,544		31,977,169		207,755,713
Commercial Mortgage-Backed Securities		– 0	–	27,673,105		139,979,420		167,652,525
Emerging Markets – Corporate Bonds		– 0	–	154,305,520		921,952		155,227,472
Whole Loan Trusts		– 0	–	– 0	–	69,965,741		69,965,741
Common Stocks		4,078,185		2,870,425		58,204,703	#	65,153,313
Governments – Sovereign Agencies		– 0	–	60,560,529		– 0	–	60,560,529
Preferred Stocks		42,060,574		11,090,632		– 0	–	53,151,206
Quasi-Sovereigns		– 0	–	37,834,581		– 0	–	37,834,581
Governments – Sovereign Bonds		– 0	–	28,895,349		– 0	–	28,895,349
Investment Companies		23,763,090		1,835,791		– 0	–	25,598,881
Local Governments – Municipal Bonds		– 0	–	20,059,320		– 0	–	20,059,320
Asset-Backed Securities		– 0	–	3,857,294		15,737,910		19,595,204
Local Governments – Regional Bonds		– 0	–	16,322,285		– 0	–	16,322,285
Inflation-Linked Securities		– 0	–	12,278,865		– 0	–	12,278,865
Agencies		– 0	–	8,393,775		– 0	–	8,393,775
Options Purchased – Puts		– 0	–	1,307,039		– 0	–	1,307,039
Warrants		117		– 0	–	803,365	#	803,482
Options Purchased – Calls		– 0	–	26,646		– 0	–	26,646

AB HIGH INCOME FUND •	95

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$822,029,540		$	– 0	–	$	– 0	–	$822,029,540
Time Deposits	– 0	–		15,592,130			– 0	–	15,592,130
Emerging Markets – Sovereigns	– 0	–		9,512,794			– 0	–	9,512,794

Total Investments in Securities	891,931,506			5,430,653,707			399,723,806		6,722,309,019
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–		31,279,745			– 0	–	31,279,745
Centrally Cleared Credit Default Swaps	– 0	–		7,598,647			– 0	–	7,598,647 †
Credit Default Swaps	– 0	–		17,618,338			– 0	–	17,618,338
Total Return Swaps	– 0	–		6,405,185			– 0	–	6,405,185
Variance Swaps	– 0	–		1,024,122			– 0	–	1,024,122
Liabilities
Futures	(94,219)			– 0	–		– 0	–	(94,219)†
Forward Currency Exchange Contracts	– 0	–		(49,500,849)			– 0	–	(49,500,849)
Put Options Written	– 0	–		(301,885)			– 0	–	(301,885)
Credit Default Swaptions Written	– 0	–		(787,596)			– 0	–	(787,596)
Currency Options Written	– 0	–		(5,366,946)			– 0	–	(5,366,946)
Centrally Cleared Credit Default Swaps	– 0	–		(269,317)			– 0	–	(269,317)†
Credit Default Swaps	– 0	–		(19,237,232)			– 0	–	(19,237,232)
Variance Swaps	– 0	–		(393,805)			– 0	–	(393,805)

Total^	$891,837,287			$5,418,722,114			$399,723,806		$6,710,283,207

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

96	• AB HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations		Bank Loans		Emerging Markets - Treasuries
Balance as of 10/31/15	$55,876,964		$497,172,898		$182,534,919		$32,003,898
Accrued discounts/ (premiums)	335,250		189,921		134,585		(73,069)
Realized gain (loss)	(4,214,342)		759,583		(5,583,921)		– 0	–
Change in unrealized appreciation/depreciation	1,611,568		(3,557,137)		(5,682,827)		46,340
Purchases	3,021,026		3,098,775		14,246,601		– 0	–
Sales/Paydowns	(6,474,079)		(82,228,078)		(40,741,838)		– 0	–
Reclassification	(277,147)		– 0	–	– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	(406,649,337)		(121,439,838)		– 0	–

Balance as of 4/30/16	$49,879,240		$8,786,625		$23,467,681		$31,977,169

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16**	$(2,400,654)		$(107,869)		$(10,242,341)		$46,340

	Commercial Mortgage- Backed Securities		Emerging Markets - Corporate Bonds			Whole Loan Trusts		Common Stocks#
Balance as of 10/31/15	$177,839,338		$	– 0	–	$61,190,336		$61,819,451
Accrued discounts/ (premiums)	248,984			(832)		40,430		– 0	–
Realized gain (loss)	4,271,505			– 0	–	(1,464,698)		(268,679)
Change in unrealized appreciation/depreciation	(11,513,430)			(1,316,241)		(2,461,352)		(3,345,214)
Purchases	9,970,510			– 0	–	22,864,154		– 0	–
Sales/Paydowns	(40,837,487)			– 0	–	(10,480,276)		(855)
Reclassification	– 0	–		– 0	–	277,147		– 0	–
Transfers into level 3	– 0	–		2,239,025		– 0	–	– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 4/30/16	$139,979,420			$921,952		$69,965,741		$58,204,703

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16**	$(6,957,849)			$(1,316,241)		$(2,456,677)		$(3,572,026)

AB HIGH INCOME FUND •	97

Notes to Financial Statements

	Investment Companies			Asset-Backed Securities		Warrants#		Total
Balance as of 10/31/15		$1,763,004		$17,365,070		$1,515,784		$1,089,081,662
Accrued discounts/ (premiums)		– 0	–	192,811		– 0	–	1,068,080
Realized gain (loss)		– 0	–	289,784		– 0	–	(6,210,768)
Change in unrealized appreciation/ depreciation		– 0	–	(1,014,781)		(712,419)		(27,945,493)
Purchases		– 0	–	– 0	–	– 0	–	53,201,066
Sales/Paydowns		– 0	–	(1,094,974)		– 0	–	(181,857,587)
Reclassification		– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3		– 0	–	– 0	–	– 0	–	2,239,025
Transfers out of level 3		(1,763,004)		– 0	–	– 0	–	(529,852,179)

Balance as of 4/30/16	$	– 0	–	$15,737,910		$803,365		$399,723,806	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16**	$	– 0	–	$(1,014,781)		$(712,419)		$(28,734,517)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	An amount of $529,852,179 was transferred out of Level 3 into Level 2 due to an increase in observability of inputs during the reporting period. There were de minimis transfers from Level 2 to Level 3 during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2016. Securities priced (i) at net asset value, (ii) by third party vendors, or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/2016			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$12,248,287		Discounted Cashflow	Clean Debt Value	51.9%-77.3% / 64.6%
					Convertible Feature Value	11.4%-2.3% / 6.9%
		$1,527,372		Market Approach	EBITDA* Projection	$38 mm / N/A
					EBITDA* Multiples	6.3X-8.3X / 7.3X
	$	– 0	–	Qualitative Assessment

98	• AB HIGH INCOME FUND

Notes to Financial Statements

	Fair Value at 4/30/2016	Valuation Technique	Unobservable Input	Range/ Weighted Average
Bank Loans	$7,588,780	Market Approach	EBITDA* Projection	$28 mm-$70mm / N/A
			EBITDA* Multiple	6X / N/A
			Scrap Value	$154mm / N/A
Whole Loan Trusts	$14,217,333	Discounted Cashflow	Level Yield	13.11% / N/A
	$11,109,008	Discounted Cashflow	Level Yield	94.64% / N/A
	$10,282,337	Market Approach	Underlying NAV of the Collateral	$107.26 / N/A
	$7,935,591	Recovery Analysis	Delinquency Rate	<5% / N/A
	$7,292,008	Recovery Analysis	Cumulative Loss	<15% / N/A
	$5,868,233	Projected Cashflow	Level Yield	13.45% / N/A
	$4,154,693	Market Approach	Internal Rate of Return	(6.63)% / N/A
	$3,385,885	Recovery Analysis	Cumulative Loss	<17% / N/A
	$2,745,845	Recovery Analysis	Delinquency Rate	<4% / N/A
			Collateralization	1.1X / N/A
	$1,411,396	Recovery Analysis	Appraisal Value	$4.6mm / N/A
	$839,587	Recovery Analysis	Appraisal Value	$3.2mm / N/A
	$723,825	Recovery Analysis	Appraisal Value	$3.4mm / N/A
Common Stocks	$1,901,442	Market Approach	EBITDA* Projection	$94mm / N/A
			EBITDA* Multiples	8.5X / N/A
	$1,087,281	Market Approach	Enterprise Value	$519.2mm- $603.2mm / N/A
			Exercise Price	$730mm-$830mm / N/A
			Years to Expiration	2.5yrs-4.5yrs / N/A
			EV Volatility %	22.6%-26.5% / N/A
			Risk Free Rate	1.09%-1.55% / N/A
	$332,173	Market Approach	EBITDA* Projection	$51.1mm / N/A
			EBITDA* Multiples	3.9X-5.9X / 4.9X
	$24,479	Market Approach	EBITDA* Projection	$357mm / N/A
			EBITDA* Multiples	11.5X / N/A

AB HIGH INCOME FUND •	99

Notes to Financial Statements

	Fair Value at 4/30/2016	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$803,365	Option Pricing Model	Exercise Price	$6.64 / N/A
			Expiration Date	June, 2019 / N/A
			EV Volatility %	50% / N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

100	• AB HIGH INCOME FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB HIGH INCOME FUND •	101

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2016, such fee amounted to $25,213.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $818,204 for the six months ended April 30, 2016.

For the six months ended April 30, 2016, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $112,421 from the sale of Class A shares and received $9,010, $239 and $60,769 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$462,732	$1,247,451	$888,153	$822,030	$731

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor,

102	• AB HIGH INCOME FUND

Notes to Financial Statements

common officers, or common directors. For the six months ended April 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,410,000 and $0, respectively.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $59,854, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,741,021, $15,053,510, $651,904 and $497,892 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,524,496,120		$1,418,184,685
U.S. government securities	– 0	–	– 0	–

AB HIGH INCOME FUND •	103

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, swaps and futures) are as follows:

Gross unrealized appreciation	$201,254,308
Gross unrealized depreciation	(490,636,515)

Net unrealized depreciation	$(289,382,207)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2016, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track.

104	• AB HIGH INCOME FUND

Notes to Financial Statements

Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should

AB HIGH INCOME FUND •	105

Notes to Financial Statements

the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At April 16, 2016, the maximum payment for written put options amounted to $68,055,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2016, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2016, the Fund held written options for hedging and non-hedging purposes.

106	• AB HIGH INCOME FUND

Notes to Financial Statements

For the six months ended April 30, 2016, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/15	– 0	–	$	– 0	–
Options written	45,751,340,537			10,726,940
Options expired	(45,085,099,389)			(7,351,367)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/16	666,241,148			$3,375,573

For the six months ended April 30, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/15	$202,250,000		$182,025
Swaptions written	786,130,000		3,452,685
Swaptions expired	(618,580,000)		(2,134,371)
Swaptions bought back	(180,900,000)		(690,620)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/16	$188,900,000		$809,719

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from

AB HIGH INCOME FUND •	107

Notes to Financial Statements

unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is

108	• AB HIGH INCOME FUND

Notes to Financial Statements

not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2016, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $130,933,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

AB HIGH INCOME FUND •	109

Notes to Financial Statements

During the six months ended April 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2016, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a

110	• AB HIGH INCOME FUND

Notes to Financial Statements

counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$6,405,185

Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$94,219	*

Interest rate contracts	Investments in securities, at value	419

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	31,279,745		Unrealized depreciation on forward currency exchange contracts	49,500,849

Foreign exchange contracts	Investments in securities, at value	310,644		Options written, at value	5,366,946

Credit contracts	Unrealized appreciation on credit default swaps	17,618,338		Unrealized depreciation on credit default swaps	19,237,232

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	7,598,647	*	Receivable/Payable for variation margin on exchange-traded derivatives	269,317	*

Credit contracts				Swaptions written, at value	787,596

AB HIGH INCOME FUND •	111

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Unrealized appreciation on variance swaps	$1,024,122	Unrealized depreciation on variance swaps	$393,805

Equity contracts	Investment in securities, at value	1,022,622	Options written, at value	301,885

Total		$65,259,722		$75,951,849

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(1,535,919)		$4,824,116

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	964,881		(94,219)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	– 0	–	(523,027)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	16,364,803		(15,175,668)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(270,628)		(1,067,819)

112	• AB HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$6,512,613	$(2,360,252)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,379,794)	458,187

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	13,714,320	3,070,403

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	2,691,901	(75,327)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	5,852,719	630,317

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,054,901	– 0	–

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(711,582)	(58,955)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	838,755	66,994

Total		$44,096,970	$(10,305,250)

AB HIGH INCOME FUND •	113

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2016.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$113,941,429
Average notional amount of sale contracts	$542,724,064

Credit Default Swaps:
Average notional amount of buy contracts	$204,941,002
Average notional amount of sale contracts	$308,469,652

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$751,405,285
Average principal amount of sale contracts	$1,185,478,267

Futures:
Average original value of buy contracts	$34,760,075	(a)

Total Return Swaps:
Average notional amount	$146,749,571

Variance Swaps:
Average notional amount	$6,497,320	(b)

Purchased Options Contracts:
Average monthly cost.	$1,310,337	(a)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$29,311	$	– 0	–	$	– 0	–	$	– 0	–	$29,311
Morgan Stanley & Co. LLC**	1,022,622		(301,885)			– 0	–		– 0	–	720,737

Total	$1,051,933		$(301,885)		$	– 0	–	$	– 0	–	$750,048

114	• AB HIGH INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$45,783	$(45,783)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, N.A.	4,210,901	(2,275,910)	– 0	–	– 0	–	1,934,991
Barclays Bank PLC	2,537,187	(2,537,187)	– 0	–	– 0	–	– 0	–
BNP Paribas	2,548,807	(2,548,807)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	442,426	(442,426)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	7,789,832	(7,789,832)	– 0	–	– 0	–	– 0	–
Credit Suisse International	4,138,737	(4,138,737)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	600,648	(600,648)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	10,239,819	(10,239,819)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	6,415,547	(2,391,064)	– 0	–	(2,350,806)	1,673,677
JPMorgan Chase Bank, N.A.	2,897,569	(975,788)	– 0	–	– 0	–	1,921,781
Morgan Stanley Capital Services LLC.	1,379,685	(1,379,685)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	4,513,936	(234,156)	– 0	–	– 0	–	4,279,780
Standard Chartered Bank.	125,764	(125,764)	– 0	–	– 0	–	– 0	–
UBS AG	423,904	(412,566)	– 0	–	(11,338)	– 0	–

Total	$48,310,545	$(36,138,172)	$	– 0	–	$(2,362,144)	$9,810,229	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citibank, N.A**	$2,371,928	$	– 0	–	$(2,371,928)	$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC**	301,885	(301,885)	– 0	–	– 0	–	– 0	–

Total	$2,673,813	$(301,885)	$(2,371,928)	$–0	–	$	– 0	–

OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$2,885,603	$(45,783)	$	– 0	–	$	– 0	–	$2,839,820
Bank of America, N.A.	2,275,910	(2,275,910)	– 0	–	– 0	–	– 0	–

AB HIGH INCOME FUND •	115

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$12,475,231	$(2,537,187)	$–0	–	$(9,938,044)		$	– 0	–
BNP Paribas	4,329,477	(2,548,807)	– 0	–	– 0	–		1,780,670
Brown Brothers Harriman & Co.	3,058,365	(442,426)	– 0	–	– 0	–		2,615,939
Citibank, N.A.	16,056,905	(7,789,832)	– 0	–	(1,887,780)			6,379,293
Credit Suisse International	9,929,209	(4,138,737)	– 0	–	(3,908,999)			1,881,473
Deutsche Bank AG	601,830	(600,648)	– 0	–	– 0	–		1,182
Goldman Sachs Bank USA/ Goldman Sachs International	37,328,032	(10,239,819)	– 0	–	(26,909,802)			178,411
HSBC Bank USA	2,391,064	(2,391,064)	– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, N.A.	975,788	(975,788)	– 0	–	– 0	–		– 0	–
Morgan Stanley Capital Services LLC.	3,130,651	(1,379,685)	– 0	–	(1,750,966)			– 0	–
Royal Bank of Scotland PLC	234,156	(234,156)	– 0	–	– 0	–		– 0	–
Standard Chartered Bank.	2,061,636	(125,764)	– 0	–	– 0	–		1,935,872
UBS AG	412,566	(412,566)	– 0	–	– 0	–		– 0	–

Total	$98,146,423	$(36,138,172)	$–0	–	$(44,395,591)			$17,612,660	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more

116	• AB HIGH INCOME FUND

Notes to Financial Statements

efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2016, the average amount of reverse repurchase agreements outstanding was $72,118,024 and the daily weighted average interest rate was (0.80)%. During the period, the Fund received net interest payments from counterparties. At April 30, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $80,825,818 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$33,365,738	$(33,365,738)	$	– 0	–
Credit Suisse Securities (USA) LLC	31,045,347	(31,045,347)		– 0	–
ING Financial Markets LLC	6,452,521	(6,452,521)		– 0	–
Jefferies & Company, Inc	3,546,493	(3,546,493)		– 0	–
JPMorgan Chase Bank, N.A.	6,415,719	(6,415,719)		– 0	–

Total	$80,825,818	$(80,825,818)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is

AB HIGH INCOME FUND •	117

Notes to Financial Statements

often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2016, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan Holdings I LLC, 10.00%, 6/30/16	$1,904,199

As of April 30, 2016, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2016, the Fund received no commitment fees or additional funding fees.

118	• AB HIGH INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	43,833,299	75,899,455	$350,452,299	$672,250,691

Shares issued in reinvestment of dividends	6,238,394	12,577,261	50,457,245	112,089,171

Shares converted from Class B	71,482	367,530	579,851	3,292,669

Shares redeemed	(58,129,103)	(93,300,211)	(468,490,652)	(826,787,579)

Net decrease	(7,985,928)	(4,455,965)	$(67,001,257)	$(39,155,048)

Class B
Shares sold	12,551	29,420	$101,628	$262,100

Shares issued in reinvestment of dividends	13,002	37,071	106,066	334,527

Shares converted to Class A	(70,857)	(364,292)	(579,851)	(3,292,669)

Shares redeemed	(21,260)	(81,362)	(170,797)	(731,686)

Net decrease	(66,564)	(379,163)	$(542,954)	$(3,427,728)

Class C
Shares sold	13,988,834	20,960,241	$114,119,714	$189,239,400

Shares issued in reinvestment of dividends	3,527,318	7,206,215	28,863,633	64,986,365

Shares redeemed	(22,924,050)	(37,067,012)	(186,629,403)	(332,193,487)

Net decrease	(5,407,898)	(8,900,556)	$(43,646,056)	$(77,967,722)

Advisor Class
Shares sold	140,954,353	147,810,753	$1,131,851,643	$1,316,444,960

Shares issued in reinvestment of dividends	7,386,905	14,534,688	59,910,068	129,624,171

Shares redeemed	(81,277,663)	(147,422,070)	(654,687,318)	(1,302,335,697)

Net increase	67,063,595	14,923,371	$537,074,393	$143,733,434

Class R
Shares sold	2,444,762	2,820,487	$19,631,000	$25,140,859

Shares issued in reinvestment of dividends	408,049	679,101	3,296,275	6,041,414

Shares redeemed	(1,479,941)	(2,714,978)	(11,906,991)	(23,977,691)

Net increase	1,372,870	784,610	$11,020,284	$7,204,582

AB HIGH INCOME FUND •	119

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class K
Shares sold	1,207,764	2,922,954	$9,769,048	$26,116,852

Shares issued in reinvestment of dividends	520,241	810,873	4,206,576	7,208,893

Shares redeemed	(1,043,745)	(1,413,042)	(8,411,027)	(12,527,265)

Net increase	684,260	2,320,785	$5,564,597	$20,798,480

Class I
Shares sold	7,526,860	28,263,974	$60,068,284	$258,176,615

Shares issued in reinvestment of dividends	1,404,493	2,327,495	11,376,637	20,698,998

Shares redeemed	(5,628,850)	(10,131,179)	(45,796,580)	(88,980,740)

Net increase	3,302,503	20,460,290	$25,648,341	$189,894,873

Class Z
Shares sold	5,720,149	4,365,710	$47,362,136	$37,956,266

Shares issued in reinvestment of dividends	508,160	516,939	4,113,637	4,591,222

Shares redeemed	(3,374,555)	(723,628)	(27,047,600)	(6,344,689)

Net increase	2,853,754	4,159,021	$24,428,173	$36,202,799

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

120	• AB HIGH INCOME FUND

Notes to Financial Statements

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.)Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

AB HIGH INCOME FUND •	121

Notes to Financial Statements

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund Shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$474,509,861	$392,894,071
Long-term capital gains	54,743,821	33,471,075

Total taxable distributions paid	$529,253,682	$426,365,146

122	• AB HIGH INCOME FUND

Notes to Financial Statements

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$68,968,993
Accumulated capital and other losses	(73,829,684	)(a)
Unrealized appreciation/(depreciation)	(396,679,237	)(b)

Total accumulated earnings/(deficit)	$(401,539,928	)(c)

(a)	As of October 31, 2015, the Fund had a net capital loss carryforward of $73,306,781. As of that date, the Fund had cumulative deferred loss on straddles of $522,903.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Fund had a net short-term capital loss carryforward of $42,423,012 and a net long-term capital loss carryforward of $30,883,769 which may be carried forward for an indefinite period.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a

AB HIGH INCOME FUND •	123

Notes to Financial Statements

contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

124	• AB HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.50	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.26	.51	.55	.60	.56	.64	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.69)	(.03)	.20	.70	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.23	(.18)	.52	.80	1.26	.20

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.64)	(.60)	(.65)	(.61)	(.66)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.72)	(.65)	(.65)	(.61)	(.66)

Net asset value, end of period	$ 8.37	$ 8.50	$ 9.40	$ 9.53	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	2.98%	(1.98)%	5.62%	8.78	%†	15.03	%*	2.48	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,960,796	$2,059,111	$2,320,748	$2,587,763	$2,464,634	$1,686,591
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.88	%(f)	.90%	.89%	.90%	.91%	.95%
Expenses, before waivers/ reimbursements(e)	.88	%(f)	.90%	.89%	.90%	.91%	.96%
Net investment income	6.35	%(f)	5.77%	5.80%	6.25%	6.22%	7.05	%(b)
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

AB HIGH INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.57	$ 9.49	$ 9.62	$ 9.46	$ 8.80	$ 9.26

Income From Investment Operations
Net investment income(a)	.23	.45	.48	.53	.50	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.71)	(.03)	.21	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	(.26)	.45	.74	1.21	.14

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.58)	(.53)	(.58)	(.55)	(.60)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.66)	(.58)	(.58)	(.55)	(.60)

Net asset value, end of period	$ 8.44	$ 8.57	$ 9.49	$ 9.62	$ 9.46	$ 8.80

Total Return
Total investment return based on net asset value(d)	2.55%	(2.89)%	4.82%	8.06	%†	14.26	%*	1.75	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,935	$3,551	$7,526	$13,008	$19,591	$26,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.65	%(f)	1.63%	1.60%	1.61%	1.64%	1.65%
Expenses, before waivers/ reimbursements(e)	1.65	%(f)	1.63%	1.60%	1.61%	1.64%	1.69%
Net investment income	5.53	%(f)	4.95%	5.05%	5.50%	5.51%	6.28%
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

126	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.60	$ 9.51	$ 9.64	$ 9.48	$ 8.83	$ 9.29

Income From Investment Operations
Net investment income(a)	.23	.45	.48	.53	.49	.57	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.70)	(.03)	.21	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	(.25)	.45	.74	1.20	.13

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.58)	(.53)	(.58)	(.55)	(.59)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0 –	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.66)	(.58)	(.58)	(.55)	(.59)

Net asset value, end of period	$ 8.47	$ 8.60	$ 9.51	$ 9.64	$ 9.48	$ 8.83

Total Return
Total investment return based on net asset value(d)	2.57%	(2.74)%	4.82%	8.04	%†	14.05	%*	1.73	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,217,980	$1,283,192	$1,504,398	$1,379,727	$1,213,954	$760,234
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.60	%(f)	1.60%	1.58%	1.60%	1.61%	1.65%
Expenses, before waivers/reimbursements(e)	1.60	%(f)	1.60%	1.58%	1.60%	1.61%	1.66%
Net investment income	5.55	%(f)	5.00%	5.03%	5.48%	5.42%	6.25	%(b)
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

AB HIGH INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Income From Investment Operations
Net investment income(a)	.27	.54	.58	.62	.58	.66	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.70)	(.03)	.22	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.24	(.16)	.55	.84	1.29	.23

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.67)	(.63)	(.68)	(.64)	(.69)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.75)	(.68)	(.68)	(.64)	(.69)

Net asset value, end of period	$ 8.38	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74

Total Return
Total investment return based on net asset value(d)	3.11%	(1.78)%	5.93%	9.23	%†	15.37	%*	2.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,887,972	$2,362,066	$2,473,475	$1,754,585	$1,346,510	$662,874
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.60	%(f)	.60%	.58%	.61%	.60%	.65%
Expenses, before waivers/reimbursements(e)	.60	%(f)	.60%	.58%	.61%	.60%	.66%
Net investment income	6.59	%(f)	6.05%	6.06%	6.54%	6.46%	7.34	%(b)
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

128	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.49	$ 9.40	$ 9.53	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.24	.48	.52	.56	.53	.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	(.70)	(.03)	.21	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.23	(.22)	.49	.77	1.24	.18

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.61)	(.57)	(.62)	(.59)	(.64)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.69)	(.62)	(.62)	(.59)	(.64)

Net asset value, end of period	$ 8.37	$ 8.49	$ 9.40	$ 9.53	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	2.92%	(2.44	) %	5.27%	8.42	%†	14.66	%*	2.29	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,188	$76,876	$77,706	$65,429	$46,615	$20,935
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	1.23	%(f)	1.27%	1.23%	1.25%	1.24%	1.15%
Expenses, before waivers/ reimbursements(e)	1.23	%(f)	1.27%	1.23%	1.25%	1.26%	1.28%
Net investment income	6.04	%(f)	5.41%	5.46%	5.92%	5.87%	6.87%
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

AB HIGH INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.50	$ 9.41	$ 9.54	$ 9.38	$ 8.73	$ 9.19

Income From Investment Operations
Net investment income(a)	.26	.51	.55	.60	.55	(b)	.64	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	(.70)	(.03)	.22	.71	(.44)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.23	(.19)	.52	.82	1.26	.20

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.64)	(.60)	(.66)	(.61)	(.66)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.72)	(.65)	(.66)	(.61)	(.66)

Net asset value, end of period	$ 8.37	$ 8.50	$ 9.41	$ 9.54	$ 9.38	$ 8.73

Total Return
Total investment return based on net asset value(d)	2.99%	(2.12)%	5.63%	8.93	%†	15.02	%*	2.55	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,564	$95,294	$83,634	$52,132	$19,161	$4,159
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.85	%(f)	.94%	.88%	.89%	.91%	.90%
Expenses, before waivers/ reimbursements(e)	.85	%(f)	.94%	.88%	.89%	.93%	1.01%
Net investment income	6.41	%(f)	5.74%	5.79%	6.28%	6.09%	7.13%
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

130	• AB HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74	$ 9.20

Income From Investment Operations
Net investment income(a)	.27	.54	.58	.63	.59	.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	(.70)	(.03)	.22	.71	(.43)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.25	(.16)	.55	.85	1.30	.23

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.67)	(.63)	(.69)	(.65)	(.69)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.75)	(.68)	(.69)	(.65)	(.69)

Net asset value, end of period	$ 8.38	$ 8.51	$ 9.42	$ 9.55	$ 9.39	$ 8.74

Total Return
Total investment return based on net asset value(d)	3.14%	(1.74)%	5.97%	9.30	%†	15.42	%*	2.81	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$301,086	$277,654	$114,598	$104,128	$66,608	$41,617
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(e)	.54	%(f)	.54%	.54%	.53%	.56%	.63%
Expenses, before waivers/ reimbursements(e)	.54	%(f)	.54%	.54%	.53%	.56%	.63%
Net investment income	6.69	%(f)	6.11%	6.08%	6.61%	6.55%	7.36%
Portfolio turnover rate	26%	53%	38%	38%	42%	29%

See footnote summary on page 133.

AB HIGH INCOME FUND •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,		October 15, 2013(g) to October 31, 2013
			2015	2014

Net asset value, beginning of period	$ 8.51		$ 9.42	$ 9.55	$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.27		.55	.58	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		(.71)	(.03)	.17

Net increase (decrease) in net asset value from operations	.25		(.16)	.55	.15

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.67)	(.63)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.08)	(.05)	– 0	–

Total dividends and distributions	(.38)		(.75)	(.68)	(.03)

Net asset value, end of period	$ 8.38		$ 8.51	$ 9.42	$ 9.55

Total Return
Total investment return based on net asset value(d)	3.15%		(1.72)%	6.00%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,645		$77,916	$47,059	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52	%(f)	.53%	.52%	.56	%(f)
Expenses, before waivers/reimbursements(e)	.52	%(f)	.53%	.52%	.56	%(f)
Net investment income (loss)	6.74	%(f)	6.15%	6.13%	(3.74	)%(f)
Portfolio turnover rate	26%		53%	38%	38%

See footnote summary on page 133.

132	• AB HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
		2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.88%	.88%	.88%	.90%	.90%	.95%
Before waivers/reimbursements	.88%	.88%	.88%	.90%	.90%	.96%
Class B
Net of waivers/reimbursements	1.65%	1.61%	1.60%	1.61%	1.64%	1.65%
Before waivers/reimbursements	1.65%	1.61%	1.60%	1.61%	1.64%	1.69%
Class C
Net of waivers/reimbursements	1.60%	1.58%	1.58%	1.60%	1.60%	1.65%
Before waivers/reimbursements	1.60%	1.58%	1.58%	1.60%	1.60%	1.66%
Advisor Class
Net of waivers/reimbursements	.60%	.58%	.58%	.60%	.60%	.65%
Before waivers/reimbursements	.60%	.58%	.58%	.60%	.60%	.66%
Class R
Net of waivers/reimbursements	1.22%	1.25%	1.23%	1.25%	1.24%	1.15%
Before waivers/reimbursements	1.22%	1.25%	1.23%	1.25%	1.26%	1.28%
Class K
Net of waivers/reimbursements	.85%	.92%	.88%	.89%	.91%	.90%
Before waivers/reimbursements	.85%	.92%	.88%	.89%	.93%	1.01%
Class I
Net of waivers/reimbursements	.54%	.52%	.54%	.53%	.56%	.63%
Before waivers/reimbursements	.54%	.52%	.54%	.53%	.56%	.63%

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,		October 15, 2013(g) to October 31, 2013
		2015	2014

Class Z
Net of waivers/reimbursements	.52%	.51%	.51%	.56	%(f)
Before waivers/reimbursements	.52%	.51%	.51%	.56	%(f)

(f)	Annualized.

(g)	Commencement of distribution.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012 and October 31, 2011 by .06 and .03%, respectively.

See notes to financial statements.

AB HIGH INCOME FUND •	133

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

134	• AB HIGH INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB HIGH INCOME FUND •	135

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

136	• AB HIGH INCOME FUND

profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with its composite benchmark (composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global Index), the JP Morgan Government Bond Index—Emerging Markets and the Barclays U.S. High Yield 2% Issuer Capped Index (the “Barclays Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the JPM EMBI Global Index) the period since inception (February 1994 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st or 2nd quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Fund outperformed its composite benchmark in all periods. With respect to the individual indices the Fund lagged the Barclays Index in the 1- and 5-year periods and outperformed it in all other periods. The Fund also outperformed the other two individual indices in all periods. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors concluded that the Fund’s performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 45.7 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from

AB HIGH INCOME FUND •	137

the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s pro forma total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the last breakpoint level in its fee schedule. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors accepted the

138	• AB HIGH INCOME FUND

Adviser’s recommendation that an additional breakpoint not be added to the fee schedule for the Portfolio for the time being. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale. The directors informed the Adviser that they would continue to monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the issue of adding another breakpoint level in the future in the event of substantial additional asset growth.

AB HIGH INCOME FUND •	139

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

140	• AB HIGH INCOME FUND

product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2015.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2015 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$5,993.3

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2014, the Adviser received $60,462 (0.001% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

AB HIGH INCOME FUND •	141

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]		Fiscal Year
High Income Fund, Inc.[8],[9]	Advisor	0.60%	Oct. 31 (ratios as of Apr. 30, 2015)
	Class A	0.90%
	Class B	1.62%
	Class C	1.59%
	Class R	1.26%
	Class K	0.95%
	Class I	0.53%
	Class Z	0.52%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016.

9	The Fund’s expense ratios exclude interest expense of 0.02% for Advisor Class and Class Z shares, and 0.01% for Class A, Class B, Class C, Class R, Class K, Class I shares

142	• AB HIGH INCOME FUND

with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2015 net assets.11

Fund	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,993.3	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100 m	0.352%	0.463%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB HIGH INCOME FUND •	143

charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
High Income Fund, Inc.	Global High Yield Class A Class I (Institutional)	1.55% on 1st $5 billion 1.50% on the balance 1.00% on 1st $5 billion 0.95% on the balance

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[13]
High Income Fund, Inc.	AB Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The AB Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as the Fund is set forth in the table below:

Fund	ITL Fund	Advisory Fee	Custodian Fee	Management Fee[14]
High Income Fund, Inc.	Global High Yield Fund	1.70%	0.17% on first NT$20 billion 0.145% on next NT$20 billion 0.135% on next NT$20 billion 0.125% on next NT$20 billion 0.10% on the balance	1.818%

12	Class A2 shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

13	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was ¥119.88 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $250.3 million; ¥20 billion would be equivalent to approximately $166.8 million; and ¥450 billion would be equivalent to approximately $3.75 billion.

14	The Taiwanese dollar-U.S. dollar (USD) currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was NT$32.99 per $1 (USD). At that currency exchange rate, NT$20 billion would be equivalent to approximately $606.2 million (USD).

144	• AB HIGH INCOME FUND

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.15,16 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)17 and the Fund’s contractual management fee ranking.18

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[19]	Broadridge EG Median (%)	Broadridge EG Rank
High Income Fund, Inc.	0.457	0.536	2/14

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

17	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

18	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

19	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

AB HIGH INCOME FUND •	145

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.20 Pro-forma total expense ratio (italicized) is shown to reflect the Fund’s anticipated 12b-1 fee reduction.

Fund	Total Expense Ratio (%)[21]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
High Income Fund, Inc.	0.882	0.948	2/14	1.039	5/55
Pro-forma	0.832	0.948	2/14	1.039	4/55

Based on this analysis, considering pro-forma information where available, the Fund has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

20	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed fiscal year Class A share total expense ratio.

146	• AB HIGH INCOME FUND

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $340,237 $22,901,079 and $198,744 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.22

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,654,853 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that

22	As a result of discussions between the Board and the Adviser, ABI will reduce the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

AB HIGH INCOME FUND •	147

changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

148	• AB HIGH INCOME FUND

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings26 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)27 for the period ended July 31, 2015.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.[29]
1 year	-0.64	-0.33	0.09	9/14	77/119
3 year	6.18	5.79	5.31	5/14	19/95
5 year	7.45	7.39	6.87	5/13	17/82
10 year	8.97	6.86	6.40	1/11	1/62

26	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

27	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

28	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

29	During the third quarter of 2008, the Fund’s Lipper classification changed from Emerging Market Debt Fund to High Yield Fund.

AB HIGH INCOME FUND •	149

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)30 versus its benchmarks.31 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Period Ending July 31, 2015
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.[33]	-0.64	6.19	7.45	8.98	10.76	5.99	1.21	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	-6.81	1.17	4.31	6.56	N/A	7.95	0.56	5
JP Morgan EMBI Global Index	-1.28	2.23	5.75	7.41	9.80	N/A	N/A	N/A
JP Morgan GBI EM	-18.57	-4.63	-0.72	4.22	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	0.37	5.94	7.71	7.67	N/A	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

30	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

31	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

32	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

33	On or around January 25, 2008, the Fund merged with AB Corporate Debt Portfolio and AB High Yield Fund, Inc. Also at this time, the Fund changed its name from Emerging Markets Debt Fund, Inc. and its investment strategy. The Fund’s benchmark changed from JP Morgan EMBI Global Index to 33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index.

150	• AB HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB HIGH INCOME FUND •	151

AB Family of Funds

NOTES

152	• AB HIGH INCOME FUND

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0416

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 27, 2016